File No. 333-19497

ICA No.811-08009

As filed on April 10, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940	☒
Amendment No. 26	☒

(Check appropriate box or boxes)

OLD MUTUAL INSURANCE SERIES FUND

(Exact Name of Registrant as Specified in Charter)

4643 South Ulster Street, Suite 600, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 200-7600

Julian F. Sluyters, 4643 South Ulster Street, Suite 600, Denver, Colorado 80237

(Name and Address of Agent for Service)

Copies to:

William H. Rheiner, Esq. Ballard Spahr Andrews & Ingersoll 1735 Market Street, 51st Floor Philadelphia, PA 19103-7599 (215) 864-8600	and to	Andra C. Ozols, Esq. Old Mutual Capital, Inc. 4643 S. Ulster Street, 6th Floor Denver, CO 80237 (720) 200-7725

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(3)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

OLD MUTUAL INSURANCE SERIES FUND

April 10, 2007

•	OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
•	OLD MUTUAL GROWTH II PORTFOLIO
•	OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
•	OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
•	OLD MUTUAL MID-CAP PORTFOLIO
•	OLD MUTUAL SELECT VALUE PORTFOLIO
•	OLD MUTUAL SMALL CAP PORTFOLIO
•	OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

An Introduction to Old Mutual Insurance Series Fund and this Prospectus:

Old Mutual Insurance Series Fund (the “Trust”) is a mutual fund that sells shares in its separate investment portfolios (each a “Portfolio” and collectively, the “Portfolios”) through variable annuity contracts (“VA Contracts”) and variable life insurance policies (“VLI Policies”) offered by separate accounts of certain insurance companies (“Participating Insurance Companies”).

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

Portfolio Summaries

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio’s goal matches your own. A description of each Portfolio’s goal, principal investment strategies, main risks of investing, and fees and expenses are described under each Portfolio’s Summary. Additional information about the Portfolios’ investment strategies is described in the More About the Portfolios section of this Prospectus.

In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

[On side panel: The Portfolios that primarily invest in small cap companies will generally invest in companies with an average market capitalization below $2.5 billion, although a Portfolio may invest in companies outside this range. The Portfolios that primarily invest in mid-cap companies will generally invest in companies with an average market capitalization between $2.5 billion and $10 billion and the Portfolios that primarily invest in large cap companies will generally invest in companies with average market capitalization above $10 billion, although a Portfolio may invest outside of these ranges.]

Investment Advisor and Sub-Advisors

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor for each Portfolio. Old Mutual Capital has retained the following sub-advisors to assist in managing the Portfolios: Ashfield Capital Partners, LLC (“Ashfield”); Columbus Circle Investors (“Columbus Circle”); Copper Rock Capital Partners, LLC (“Copper Rock”); Eagle Asset Management, Inc. (“Eagle”); Liberty Ridge Capital, Inc. (“Liberty Ridge”); Munder Capital Management (“Munder”); and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Advisor”, and collectively, the “Sub-Advisors”). Ashfield provides services pursuant to an interim sub-advisory agreement approved by the Trust’s Board of Trustees while shareholder approval of a new sub-advisory agreement is sought. For information about the Advisor and Sub-Advisors, see the Investment Advisor & Sub-Advisors sections of this Prospectus.

[On side panel: What the Portfolios Are – And Aren’t

These Portfolios are mutual funds - pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Portfolios strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Portfolio.

An investment in the Portfolios is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

PORTFOLIO SUMMARIES

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Morningstar Category: U.S. Insurance Fund Specialty – Technology

Sub-Advisor: Columbus Circle Investors

INVESTMENT APPROACH

The Portfolio, a non-diversified fund, seeks to provide investors with long-term growth of capital. Current income is incidental to the Portfolio’s goal. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors. The Portfolio is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Portfolio’s holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Portfolio may invest include common and preferred stocks.

[On side panel: Industries in the Technology sector include Internet Software and Services, IT Services, Software, Communications Equipment, Computer & Peripherals, Electronic Equipment and Instruments, Office Electronics, Semiconductor Equipment and Products, Semiconductors, Electronic Manufacturing Services, Technology Distributors, Computer Hardware, Networking Equipment, Application Software, Systems Software, Home Entertainment Software, IT Consulting and Other Services, and Data Processing and Outsourced Services.]

Industries in the Communications sector include Diversified Telecommunication Services, Wireless Telecommunication Services, Alternative Carriers, and Integrated Telecommunication Services.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Non-Diversified Portfolio Risk. The Portfolio is “non-diversified”, which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified.” The Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Portfolio’s NAV and total return than a diversified portfolio. The Portfolio’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Cap Company Risk. The Portfolio may invest in small-cap or mid–cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the NYSE ArcaTech 100 Index (formerly the PSE Technology Index®) which is a price-weighted index of the top 100 U.S. technology stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	4.71%
2005	9.91%
2004	6.42%
2003	45.33%
2002	-53.99%
2001	-52.32%
2000	-42.12%
1999	234.38%
1998	32.20%

BEST QUARTER
4th Quarter 1999	108.57%

WORST QUARTER
4th Quarter 2000	(49.86)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (4/30/97)
Columbus Circle Technology and Communications Portfolio	4.71%	(3.91)%	0.41%
NYSE Arca Tech 100 Index (formerly PSE Technology Index®)	5.20%	5.34%	14.16%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisor and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.95%

Distribution and/or Services (12b-1) Fe s	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.29%)
Net Annual Operating Expenses	0.85%(1)

(1)             These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.85%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.85%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST

1 Year	$87
3 Years	$303
5 Years	$570
10 Years	$1,332

OLD MUTUAL GROWTH II PORTFOLIO

Morningstar Category: U.S. Insurance Fund MidCap Growth

Sub-Advisor: Munder Capital Management and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with capital appreciation. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. While the Portfolio may invest in both small and mid-cap companies, the Portfolio primarily invests in mid-cap companies. Equity securities in which the Portfolio may invest include common stocks and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Portfolio may invest in small-cap or mid–cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of unmanaged securities indexes. The Portfolio’s performance is compared to its benchmark, the Russell Midcap® Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap® Index with greater-than-average growth characteristics, and the S&P MidCap 400 Index, a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations. All performance figures reflect the reinvestment of dividends and capital gain distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	7.20%

2005	11.35%
2004	6.61%
2003	25.70%
2002	-30.43%
2001	-40.47%
2000	-16.67%
1999	98.19%
1998	8.19%

BEST QUARTER
4th Quarter 1999	49.97%
WORST QUARTER
1st Quarter 2001	(39.25)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (4/30/97)
Growth II Portfolio	7.20%	2.16%	2.53%
Russell Midcap® Growth Index	10.66%	8.22%	9.06%
S&P MidCap 400 Index	10.32%	10.89%	13.83%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchas s	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends (and Other Distributions)	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.825%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.325%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.11%)
Net Annual Operating Expenses	1.04%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.04%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 1.04%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST

1 Year	$106
3 Years	$343
5 Years	$612
10 Years	$1,378

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

Morningstar Category: U.S. Insurance Fund Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with long-term capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this Portfolio, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Portfolio’s holdings and the Russell 1000® Growth Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of unmanaged securities indexes. The Portfolio’s performance is compared to its benchmark, the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions, but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	5.54%

2005	4.56%
2004	8.95%
2003	31.19%
2002	-29.32%
2001	-28.28%
2000	-1.48%
1999	65.22%
1998	30.63%

BEST QUARTER
4th Quarter 1999	55.36%

WORST QUARTER
4th Quarter 2000	(22.34)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (4/30/97)
Large Cap Growth Portfolio	5.54%	2.20%	7.49%
Russell 1000® Growth Index*	9.07%	2.69%	4.87%
S&P 500 Index *	15.80%	6.19%	7.77%

*The Portfolio will no longer include the S&P 500 Index as a performance benchmark as the Russell 1000® Growth Index better reflects the Portfolio’s investment strategy.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Portfolio was co-managed by a sub-advisor other than Ashfield, and the Portfolio’s performance prior to that date may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.85%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.25%)
Net Annual Operating Expenses	0.96%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.96%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.96%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$98
3 Years	$333
5 Years	$616
10 Years	$1,421

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Morningstar Category: U.S. Insurance Fund Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Portfolio, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. For purposes of this Portfolio, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Portfolio’s holdings and the Russell 1000® Growth Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Each Sub-Advisor will invest the portion of the Portfolio it manages in not more than 40 large cap companies. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Portfolio is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified.” The Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Portfolio’s NAV and total return than a diversified portfolio. The Portfolio’s share prices may also be more volatile than those of a diversified portfolio.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of unmanaged securities indexes. The Portfolio’s performance is compared to its benchmark, the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions, but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	8.09%

2005	5.70%
2004	6.92%
2003	32.87%
2002	-31.34%
2001	-36.17%
2000	-23.87%
1999	100.61%
1998	62.52%

BEST QUARTER
4th Quarter 1999	74.31%

WORST QUARTER
4th Quarter 2000	(33.70)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (9/25/97)
Large Cap Growth Concentrated Portfolio	8.09%	2.19%	6.36%
Russell 1000® Growth Index*	9.07%	2.69%	3.15%
S&P 500 Index*	15.80%	6.19%	6.24%

*The Portfolio will no longer include the S&P 500 Index as a performance benchmark as the Russell 1000® Growth Index better reflects the Portfolio’s investment strategy.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Portfolio was co-managed by a sub-advisor other than Ashfield, and the Portfolio’s performance prior to that date may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.90%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.19%)
Net Annual Operating Expenses	0.89%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.89%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.89%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$91
3 Years	$305
5 Years	$558
10 Years	$1,282

OLD MUTUAL MID-CAP PORTFOLIO

Morningstar Category: U.S. Insurance Fund Mid-Cap Blend

Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. For purposes of this Portfolio, mid-cap companies are those companies with market capitalizations similar to the companies in the S&P MidCap 400 Index. As of December 31, 2006, the S&P MidCap 400 Index included companies with market capitalizations between $500 million and $10.6 billion. The market capitalization of the companies in the Portfolio’s holdings and the S&P MidCap 400 Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small and Mid-Cap Company Risk. The Portfolio primarily invests in mid-cap companies and also may invest in small-cap companies. While small-cap companies and, to an extent, mid-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions, but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	11.19%

2005	5.71%
2004	18.86%
2003	34.31%
2002	-18.66%
2001	7.95%
2000	28.47%
1999	25.66%

BEST QUARTER
4th Quarter 2001	20.32%

WORST QUARTER
3rd Quarter 2001	(18.56)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (11/30/98)
Mid-Cap Portfolio	11.19%	8.83%	14.33%
S&P MidCap 400 Index	10.32%	10.89%	12.09%

The Mid-Cap Portfolio’s name and investment strategy changed effective May 1, 2003. The Portfolio’s past performance would have been different if the current strategy had been in effect.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)

Imposed on Purchas s	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)

Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.20%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.21%)
Net Annual Operating Expenses	0.99%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.99%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.99%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$101
3 Years	$338
5 Years	$618

10 Years	$1,416

OLD MUTUAL SELECT VALUE PORTFOLIO

Morningstar Category: U.S. Insurance Fund Large Value

Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of large cap companies with value characteristics. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s value style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	25.74%

2005	4.51%

2004	2.85%
2003	18.29%
2002	-25.07%
2001	1.72%
2000	17.88%
1999	8.89%
1998	37.96%

BEST QUARTER
4th Quarter 1998	29.59%

WORST QUARTER
3rd Quarter 2002	(21.66)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	Since inception (10/28/97)
Select Value Portfolio	25.74%	3.68%	9.24%
S&P 500® Index	15.80%	6.19%	6.48%

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES

(Expenses that are deducted from portfolio assets)
Management Fees	0.75%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.02%)
Net Annual Operating Expenses	0.94%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.94%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.94%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$96
3 Years	$302
5 Years	$527
10 Years	$1,174

OLD MUTUAL SMALL CAP PORTFOLIO

Morningstar Category: U.S. Insurance Fund Small Blend

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. For purposes of this Portfolio, small-cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index. As of February 28, 2007, the Russell 2000® Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Portfolio’s holdings and the Russell 2000® Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small Company Risk. The Portfolio invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the Russell 2000® Index, a widely recognized, unmanaged index that measures the performance of 2,000 small cap stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	16.73%

2005	1.48%
2004	16.18%
2003	39.03%
2002	-31.11%
2001	6.07%
2000	36.13%
1999	15.93%
1998	10.94%

BEST QUARTER
4th Quarter 1998	25.92%

WORST QUARTER
3rd Quarter 2002	(21.24)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (10/28/97)

Small Cap Portfolio	16.73%	5.68%	10.81%
Russell 2000® Index	18.37%	11.39%	8.16%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. The Small-Cap Portfolio’s name and investment strategy changed effective January 1, 2003. The Portfolio’s past performance would have been different if the current strategy had been in effect.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	1.10%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.28%)
Net Annual Operating Expenses	1.02%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.02%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 1.02%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$104
3 Years	$355
5 Years	$657
10 Years	$1,518

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

Morningstar Category: U.S. Insurance Fund Small Growth

Sub-Advisor: Copper Rock Capital Partners LLC

INVESTMENT APPROACH

The Portfolio seeks to provide investors with capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap growth companies. For purposes of this Portfolio, small-cap growth companies are those companies with market capitalizations similar to the companies in the Russell 2000® Growth Index. As of February 28, 2007, the Russell 2000® Growth Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Portfolio’s holdings and the Russell 2000® Growth Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range.

MAIN INVESTMENT RISKS

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small Company Risk. The Portfolio invests in small-size companies. While small-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those securities in the Russell 2000® Index with greater-than-average growth orientation. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	7.60%
2005	4.47%
2004	0.50%
2003	56.64%
2002	-39.69%

BEST QUARTER
2nd Quarter 2003	28.51%

WORST QUARTER
3rd Quarter 2002	(26.09)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (4/30/01)
Small Cap Growth Portfolio	7.60%	1.31%	(1.73)%
Russell 2000® Growth Index	13.35%	6.93%	5.20%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisor and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.95%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	1.51%
Total Annual Fund Operating Expenses	2.46%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(1.39%)
Net Annual Operating Expenses	1.07%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.07%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 1.07%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$109
3 Years	$491
5 Years	$1,050
10 Years	$2,576

HYPOTHETICAL IMPACT OF FUND EXPENSES ON RETURNS

The following table summarizes the annual and cumulative impact of each Portfolio’s fees and expenses on returns over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Fees and Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

Old Mutual Columbus Circle Technology and Communications Portfolio
Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.85%	4.15%	$10,415	$87
2	10.25%	0.85%	8.47%	$10,847	$90
3	15.76%	1.14%	12.66%	$11,266	$126
4	21.55%	1.14%	17.01%	$11,701	$131
5	27.63%	1.14%	21.52%	$12,152	$136
6	31.04%	1.14%	26.22%	$12,622	$141
7	40.71%	1.14%	31.09%	$13,109	$147
8	47.75%	1.14%	36.15%	$13,615	$152
9	55.13%	1.14%	41.40%	$14,140	$158
10	62.89%	1.14%	46.86%	$14,686	$164

Total Annual Fees & Expenses				$4,686
Total Annual Fees & Expenses					$1,332

Old Mutual Growth II Portfolio
Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.04%	3.96%	$10,396	$106
2	10.25%	1.04%	8.08%	$10,808	$110
3	15.76%	1.15%	12.24%	$11,224	$127
4	21.55%	1.15%	16.56%	$11,656	$132
5	27.63%	1.15%	21.05%	$12,105	$137
6	34.01%	1.15%	25.71%	$12,571	$142
7	40.71%	1.15%	30.55%	$13,055	$147
8	47.75%	1.15%	35.57%	$13,557	$153
9	55.13%	1.15%	40.79%	$14,079	$159
10	62.89%	1.15%	46.21%	$14,621	$165

Total Annual Fees & Expenses				$4,621
Total Annual Fees & Expenses					$1,378

Old Mutual Large Cap Growth Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.96%	4.04%	$10,404	$98
2	10.25%	0.96%	8.24%	$10,824	$102
3	15.76%	1.21%	12.35%	$11,235	$133
4	21.55%	1.21%	16.60%	$11,660	$139
5	27.63%	1.21%	21.02%	$12,102	$144
6	34.01%	1.21%	25.61%	$12,561	$149
7	40.71%	1.21%	30.37%	$13,037	$155
8	47.75%	1.21%	35.31%	$13,531	$161
9	55.13%	1.21%	40.44%	$14,044	$167
10	62.89%	1.21%	45.76%	$14,576	$173

Total Annual Fees & Expenses				$4,576
Total Annual Fees & Expenses					$1,421

Old Mutual Large Cap Growth Concentrated Portfolio
Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.89%	4.11%	$10,411	$91
2	10.25%	0.89%	8.39%	$10,839	$95
3	15.76%	1.08%	12.64%	$11,264	$119
4	21.55%	1.08%	17.05%	$11,705	$124
5	27.63%	1.08%	21.64%	$12,164	$129
6	34.01%	1.08%	26.41%	$12,641	$134
7	40.71%	1.08%	31.37%	$13,137	$139
8	47.75%	1.08%	36.51%	$13,651	$145
9	55.13%	1.08%	41.87%	$14,187	$150
10	62.89%	1.08%	47.83%	$14,743	$156

Total Annual Fees & Expenses				$4,743
Total Annual Fees & Expenses					$1,282

Old Mutual Mid-Cap Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.99%	4.01%	$10,401	$101
2	10.25%	0.99%	8.18%	$10,818	$105
3	15.76%	1.20%	12.29%	$11,229	$132
4	21.55%	1.20%	16.56%	$11,656	$137
5	27.63%	1.20%	20.99%	$12,099	$143
6	34.01%	1.20%	25.59%	$12,559	$148
7	40.71%	1.20%	30.36%	$13,036	$154
8	47.75%	1.20%	35.31%	$13,531	$159
9	55.13%	1.20%	40.45%	$14,045	$165
10	62.89%	1.20%	45.79%	$14,579	$172

Total Annual Fees & Expenses				$4,579
Total Annual Fees & Expenses					$1,416

Old Mutual Select Value Portfolio
Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.94%	4.06%	$10,406	$96
2	10.25%	0.94%	8.28%	$10,828	$100
3	15.76%	0.96%	12.66%	$11,266	$106
4	21.55%	0.96%	17.21%	$11,721	$110
5	27.63%	0.96%	21.95%	$12,195	$115
6	34.01%	0.96%	26.87%	$12,687	$119
7	40.71%	0.96%	32.00%	$13,200	$124
8	47.75%	0.96%	37.33%	$13,733	$129
9	55.13%	0.96%	42.88%	$14,288	$135
10	62.89%	0.96%	48.65%	$14,865	$140

Total Annual Fees & Expenses				$4,865
Total Annual Fees & Expenses					$1,174

Old Mutual Small Cap Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.02%	3.98%	$10,398	$104
2	10.25%	1.02%	8.12%	$10,812	$108
3	15.76%	1.30%	12.12%	$11,212	$143
4	21.55%	1.30%	16.27%	$11,627	$148
5	27.63%	1.30%	20.57%	$12,057	$154
6	34.01%	1.30%	25.03%	$12,503	$160
7	40.71%	1.30%	29.66%	$12,966	$166
8	47.75%	1.30%	34.45%	$13,445	$172
9	55.13%	1.30%	39.43%	$13,943	$178
10	62.89%	1.30%	44.59%	$14,459	$185

Total Annual Fees & Expenses				$4,459
Total Annual Fees & Expenses					$1,518

Old Mutual Small Cap Growth Portfolio
Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.07%	3.93%	$10,393	$109
2	10.25%	1.07%	8.01%	$10,801	$113
3	15.76%	2.46%	10.76%	$11,076	$269
4	21.55%	2.46%	13.57%	$11,357	$276
5	27.63%	2.46%	16.46%	$11,646	$283
6	34.01%	2.46%	19.41%	$11,941	$290
7	40.71%	2.46%	22.45%	$12,245	$297
8	47.75%	2.46%	25.56%	$12,556	$305
9	55.13%	2.46%	28.75%	$12,875	$313
10	62.89%	2.46%	32.02%	$13,202	$321

Total Annual Fees & Expenses				$3,202
Total Annual Fees & Expenses					$2,576

MORE ABOUT THE PORTFOLIOS

Investment Strategies and Risks

Each Portfolio seeks to achieve its investment objective through its principal investment strategies. The principal investment strategies and risks of each Portfolio have been described in the Portfolio Summaries. This section of the Prospectus discusses those and other investment strategies used by the Portfolios in greater detail and describes additional risks associated with an investment in the Portfolios. The Statement of Additional Information contains more detailed information about the Portfolios' investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

Ashfield’s Investment Strategies – Old Mutual Large Cap Growth Concentrated and Large Cap Growth Portfolios

Ashfield believes that superior results and a high degree of consistency can best be achieved by concentrating investments in above average growth companies. Ashfield relies on a team-based approach to implement its investment strategy, which strives to identify the factors that drive secular growth trends – be they economic, political, social or demographic – and concentrate portfolios in sectors that will benefit from secular growth trends. The investment discipline therefore combines a top-down, macro-economic analysis to identify the sectors enjoying above average secular growth, along with a bottom-up, fundamental approach to individual stock selection. This approach allows for investments to be made in businesses that are established and have enjoyed above average growth. Ashfield utilizes a three-step investment process to implement its investment strategy:

•

Quantitative. Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks. During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks. Ashfield then ranks the refined universe of stock picks based on earnings.

•

Qualitative. Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks. Throughout this process, Ashfield identifies sectors of the economy that may exhibit above average long-term growth.

•	Construct Portfolio and Manage Risk. Ashfield constructs portfolios to ensure diversification and to manage risk, which is an essential component of the firm’s portfolio construction process.

Columbus Circle’s Investment Strategies – Old Mutual Technology and Communications Portfolio

Columbus Circle’s investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle’s process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations and sell or avoid those companies that fall short of those expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria.

Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Conversely, if a company’s results fall short of investor expectations, the stock has historically underperformed until new expectations are surpassed. Columbus Circle closely monitors a company’s progress versus expectations in evaluating whether to purchase a stock.

Copper Rock’s Investment Strategies – Old Mutual Small Cap Growth Portfolio

Copper Rock generates its initial investment ideas from a number of sources, including proprietary methods and screens and bottom-up themes. In selecting companies, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. Copper Rock’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position, and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Sector weights result from Copper Rock’s bottom-up stock selection process.

Eagle’s Investment Strategies – Old Mutual Small Cap Portfolio

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle’s small cap core investment strategy employs in depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle’s investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

Liberty Ridge’s Investment Strategies – Old Mutual Select Value, Mid-Cap and Small Cap Portfolios

Liberty Ridge’s core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

Munder’s Investment Strategies – Old Mutual Growth II Portfolio

Munder’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Portfolio’s investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

▪	Above-average, consistent earnings growth;
▪	Financial stability;
▪	Relative valuation;
▪	Strength of industry position and management team; and
▪	Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

Turner’s Investment Strategies – Old Mutual Large Cap Growth, Large Cap Growth Concentrated and Growth II Portfolios

Turner’s investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner’s investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help to reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner’s stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

▪	a rate of growth that exceeds their industry peers;
▪	earnings that meet or exceed market consensus estimates; and
▪	earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner’s analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

More About Investment Strategies and Risks

Foreign Securities. While the Portfolios emphasize investments in securities traded in the U.S., a Portfolio may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Covered Calls. The Old Mutual Columbus Circle Technology and Communications Portfolio may write covered call options on equities comprising up to 20% of the Portfolio’s net assets. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Portfolio may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock. While the Portfolio receives a premium for writing the call option, the price the Portfolio realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Portfolio is not able to close out the options transaction, the Portfolio will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Portfolio’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Portfolio will generally hold the stocks underlying the call option, the Portfolio may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Premiums generated from the sale of call options typically will result in short-term capital gains to the Portfolio for federal and state income tax purposes. Transactions involving the disposition of the Portfolio’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Portfolio does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.

Fixed-Income Securities. While the Portfolios generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Portfolios might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Securities That Are Not Readily Marketable. Each Portfolio may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio’s Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Portfolios’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Portfolio may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Portfolio’s investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Portfolios may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Portfolios have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Portfolio’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Portfolio may not correlate with the Portfolio’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Portfolios do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Portfolio buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Portfolios may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Portfolio pays and may adversely affect its performance. In addition, the sale of Portfolio securities may generate capital gains, which, when distributed, may be taxable to you.

Non-Fundamental Policy

Each of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, Old Mutual Mid-Cap Portfolio, Old Mutual Small Cap Portfolio and Old Mutual Small Cap Growth Portfolio has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change of its investment policy.

Sub-Advisor Allocations

For Portfolios that employ multiple Sub-Advisors, Old Mutual Capital will allocate the assets of the Portfolio according to the Portfolio’s particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio provides that each Sub-Advisor will manage between 45% and 55% of the Portfolio’s assets. Old Mutual Capital will monitor the allocation of assets among the Sub-Advisors and will re-allocate the Portfolio’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular Sub-Advisor and, if necessary, reallocating cash or securities to a particular Sub-Advisor. The Old Mutual Columbus Circle Technology and Communications Portfolio currently employs a single Sub-Advisor, however, the Board and Old Mutual Capital have the ability to appoint additional sub-advisors in the future, although there are no current plans to do so.

Disclosure of Portfolio Holdings

A description of the Old Mutual Insurance Series Fund policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can obtain a copy of the Statement of Additional Information.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

The Investment Advisor

Old Mutual Capital, Inc., located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment advisor for each Portfolio. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment Advisor to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has been investment advisor of the Old Mutual Advisor Funds II, an affiliated mutual fund company, since 2006. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisors for the Portfolios, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisors. Old Mutual Capital also oversees the Sub-Advisors’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisors for Portfolios managed by multiple Sub-Advisors, and provides certain administrative services for the Portfolios.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital will have the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each Portfolio intends to rely on the exemptive order and operate in the manner described above.

Shareholders will be notified of any changes in unaffiliated Sub-Advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The SEC exemptive order also permits the Portfolios to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the Sub-Advisor(s) by each Portfolio.

The Sub-Advisors

ASHFIELD CAPITAL PARTNERS, LLC

Ashfield, a Delaware limited liability company located at 750 Battery Drive, Suite 600, San Francisco, California 94111, is a Sub-Advisor for the Old Mutual Large Cap Growth Concentrated and Old Mutual Large Cap Growth Portfolios. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by Old Mutual (US) Holdings, Inc., which is wholly-owned by Old Mutual plc, a London-exchange listed international financial services firm. Ashfield was appointed Sub-Advisor to the Portfolios effective February 10, 2007, pursuant to an interim investment sub-advisory agreement, and assumed management of that portion of the Portfolios’ assets that were previously managed by CastleArk Management, LLC. Shareholders of the Old Mutual Large Cap Growth Concentrated and Old Mutual Large Cap Growth Portfolios have been asked to approve the interim investment sub-advisory agreement and a new investment sub-advisory agreement among the Trust, Old Mutual Capital and Ashfield. Ashfield manages and supervises the investment of certain of the Portfolios’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.1 billion in assets as of September 30, 2006.

COLUMBUS CIRCLE INVESTORS

Columbus Circle, a Delaware general partnership located at Metro Center, One Station Place, Stamford, CT 06902, is the Sub-Advisor to the Old Mutual Columbus Circle Technology and Communications Portfolio. Columbus Circle was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $7.9 billion in assets as of December 31, 2006.

COPPER ROCK CAPITAL PARTNERS LLC

Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 52nd Floor, Boston, MA 02116, is the Sub-Advisor to the Old Mutual Small Cap Growth Portfolio. Copper Rock was appointed Sub-Advisor to the Trust effective January 1, 2006. Copper Rock manages and supervises the investment of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital and Old Mutual (US) Holdings, Inc. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $1.4 billion in assets as of December 31, 2006.

EAGLE ASSET MANAGEMENT, INC.

Eagle, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716, is a Sub-Advisor to the Old Mutual Small Cap Portfolio. Eagle was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to approximately $12.9 billion in assets as of December 31, 2006.

MUNDER CAPITAL MANAGEMENT

Munder, a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009, is a Sub-Advisor to the Old Mutual Growth II Portfolio. Munder was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder, founded in 1985, manages a variety of equity and fixed-income assets for institutional, high-net-worth, and mutual fund investors. Munder held discretionary management authority with respect to approximately $28.3 billion in assets as of December 31, 2006.

TURNER INVESTMENT PARTNERS, INC.

Turner, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Sub-Advisor to the Old Mutual Large Cap Growth, Large Cap Growth Concentrated, and Growth II Portfolios. Turner was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolios’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $22.8 billon in assets as of December 31, 2006.

LIBERTY RIDGE CAPITAL, INC.

Liberty Ridge, a Delaware corporation located at 1205 Westlakes Drive, Suite 230, Berwyn, PA 19312, is the Sub-Advisor to the Old Mutual Select Value, Mid-Cap, and Small Cap Portfolios. Liberty Ridge was appointed Sub-Advisor to the Trust effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust’s investment advisor. Liberty Ridge manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., and an affiliate of Old Mutual Capital, was founded in 1982, and managed over $755 million in assets as of December 31, 2006.

Legal Proceedings

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. (“PBA”)), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust’s Statement of Additional Information (“SAI”) are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust’s Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust’s SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust’s disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

Management Fees

The table, below, shows the management fees the Portfolios paid (as a percentage of average daily net assets) to the Trust’s Advisor for the fiscal year ended December 31, 2006.

Fees paid to Old Mutual Capital as of December 31, 2006
Columbus Circle Technology and Communications Portfolio	0.95%
Growth II Portfolio	0.825%
Large Cap Growth Portfolio	0.85%
Large Cap Growth Concentrated Portfolio	0.90%
Mid-Cap Portfolio	0.95%
Select Value Portfolio	0.75%
Small Cap Portfolio	1.10%
Small Cap Growth Portfolio	0.95%

Advisory fee breakpoints are triggered once a Portfolio reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their base level. Once assets of any Portfolio exceed $300 million, the management fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.30% point reduction in total. The Sub-Advisors are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Portfolio. The fee arrangement for each Sub-Advisor is described in the Statement of Additional Information.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts among the Trust, Old Mutual Capital, and each Sub-Advisor (other than Ashfield) is included in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2006. The back cover of this Prospectus explains how you can get a copy of the Annual Report. A discussion regarding the Board’s approval of the Sub-Advisory contract with Ashfield is available at www.omfunds.com and will be included in the Trust’s 2007 Semiannual Reports to Shareholders.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Portfolio and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Portfolio or Portfolios that they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Anthony Rizza, CFA has been at Columbus Circle for the past 15 years and has managed Columbus Circle’s Technology Portfolio since 1994.

GROWTH II PORTFOLIO

Munder

A team of professionals employed by Munder makes investment decisions for the portion of the Portfolio sub-advised by Munder. The team consists of Tony Y. Dong, Brian S. Matuszak, Andy Y. Mui, and George L. Sanders II. Mr. Dong makes final investment decisions for the Portfolio. The team members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Managing Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Portfolio’s portfolio management team since Munder became Sub-Advisor to the Portfolio in January 2006. Mr. Dong joined Munder’s mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder’s mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994, and Managing Director, Mid-Cap Equity in 2006.

Brian S. Matuszak, CFA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Portfolio’s portfolio management team since Munder became Sub-Advisor to the Portfolio in January 2006. He is also a member of Munder’s REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

Andy Y. Mui, CPA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Portfolio’s portfolio management team since Munder became Sub-Advisor to the Portfolio in January 2006. He has also a member of Munder’s mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

George L. Sanders II, Senior Equity Research Associate, has been a member of Munder’s mid-cap core growth team responsible for cash management since the fourth quarter of 2006. Mr. Sanders also provides quantitative equity research for Munder’s mid-capitalization (growth and value), small-capitalization (growth and value) and micro-capitalization investment disciplines. Mr. Sanders joined Munder in 1995.

Turner

The portion of the Portfolio sub-advised by Turner is managed by a team of investment professionals who collaborate to develop and implement the Portfolio’s investment strategy. The lead manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara R. Hedlund, CFA, CPA and Jason D. Schrotberger, CFA.

Christopher K. McHugh, Vice President, Senior Portfolio Manager/Security Analyst and Principal, is lead portfolio manager for the Old Mutual Growth II Portfolio as well as Turner’s Midcap Growth and Concentrated Global Growth portfolios. Mr. McHugh is also a member of the team of analysts covering stocks in the technology and telecommunications sector. One of the founding principals of the firm, Mr. McHugh has worked at Turner since 1990 and has twenty years of investment experience. Prior to joining Turner Investment Partners, Mr. McHugh was a performance specialist at Provident Capital Management. Mr. McHugh graduated from Philadelphia University with a BS degree in accounting, and received an MBA in finance form St. Joseph’s University. Mr. McHugh is also on the board of trustees at Philadelphia University and is an affiliate member of CFA Institute and an affiliate member of CFA Society of Philadelphia.

Tara R. Hedlund, CFA, CPA, Security Analyst/Portfolio Manager and Principal, covers stocks in the technology & telecommunications sector. Mrs. Hedlund is a co-manager of the Old Mutual Growth II Portfolio as well as the Turner Technology Fund and the Turner New Enterprise Fund. Ms. Hedlund has worked at Turner since 2000 and has eleven years of investment experience. Prior to joining Turner Investment Partners, Mrs. Hedlund was an audit engagement senior at Arthur Anderson LLP. Mrs. Hedlund graduated from Villanova University with a bachelor’s degree in accountancy. Ms. Hedlund is a member of PICPA and AICPA and a member of CFA Institute and CFA Society of Philadelphia.

Jason D. Schrotberger, CFA, Security Analyst/Portfolio Manager and Principal, covers stocks in the consumer sector. Mr. Schrotberger is co-manager of the Old Mutual Growth II Portfolio as well as Turner’s Small Cap Growth portfolio, the New Enterprise Fund, and Core Midcap Growth Equity as well as other concentrated pure growth portfolios. Mr. Schrotberger has worked at Turner since 2001 and has twelve years of investment experience. Prior to joining Turner Investment Partners, Mr. Schrotberger was an investment analyst at BlackRock Financial Management. Mr. Schrotberger also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. He began his career with Safeguard Scientifics where he served as a venture capital analyst. Mr. Schrotberger graduated from Denison University with a BA degree and earned an MBA in finance from the University of Illinois. Mr. Schrotberger is a member of CFA Institute and a member of CFA Society of Philadelphia.

LARGE CAP GROWTH PORTFOLIO/

LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Ashfield

J. Stephen Lauck, CFA, joined Ashfield in 1984 and has held the positions of Portfolio Manager, President and Chief Executive Officer since that time.

J. Stephen Thornborrow joined Ashfield in 1984 and has held the position of Portfolio Manager since that time.

Bradley J. Fretz joined Ashfield in 1989 and has held the position of Portfolio Manager since that time.

Peter A. Johnson joined Ashfield in 1994 and has held the position of Portfolio Manager since that time.

Anthony S. Hooker joined Ashfield in 1986 when Pacific Asset Management, a firm Mr. Hooker founded in 1979, merged with Ashfield. Since 1986, Mr. Hooker has held the position of Portfolio Manager.

Kelli K. Hill joined Ashfield in 2004 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Ms. Hill held the position of Senior Vice President at Putnam Investments in Boston where she was an Institutional Portfolio Manager. From 1988 to 2001 Ms. Hill held the position of Managing Director and Portfolio Manager for Wells Fargo in San Francisco. Ms. Hill began her career at Christoph Securities in Lake Forest, Illinois. Ms. Hill earned her undergraduate degree from the University of Southern California.

Marc W. Lieberman, CFA, joined Ashfield in 2002 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Mr. Lieberman was the Director of Sales at Homegain.com from 2000 to 2001.

Turner

Mark D. Turner joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner's stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management from 1987 to 1989, Vice President/Portfolio Manager for Merrill Lynch Asset Management from 1985 to 1987, and Portfolio Manager/Analyst for Wachovia Investment Management from 1982 to 1987.

Robert E. Turner, CFA, joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation from 1983 to 1985, Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from 1979 to 1981.

Robb J. Parlanti, CFA, joined Turner in 1993. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, N.A., from 1987 to 1993.

MID-CAP PORTFOLIO/

SELECT VALUE PORTFOLIO

Jerome J. Heppelmann, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge’s investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments. Mr. Heppelmann holds a BA with a concentration in Finance from the University of Notre Dame.

SMALL CAP PORTFOLIO

Eagle

Todd McCallister, Ph.D., CFA joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.

Stacey Serafini Thomas, CFA joined Eagle in 1999 and currently holds the position of Assistant Portfolio Manager at Eagle. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997). She earned her CFA designation in 2002.

Liberty Ridge

James B. Bell, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr.  Bell worked for six years as a commercial banker at Allfirst Bank. Mr. Bell holds a BS in Finance from the University of Virginia.

SMALL CAP GROWTH PORTFOLIO

Tucker Walsh is a founding partner, chief executive officer and head of portfolio management at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Walsh was a managing director and head of the Small Cap Growth team at State Street Research (since 1997). Prior to his employment with State Street Research, Mr. Walsh was an equity analyst at Chilton Investment Company, SG Cowen Asset Management and Merrill Lynch. Mr. Walsh earned a B.A. in Economics from Washington and Lee University. He has over 16 years of investment industry experience.

Michael Malouf, CFA, is a founding partner and portfolio manager at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Malouf founded Primena, a software company that creates software for money managers, and was involved in real estate investing (2002 to 2005). Mr. Malouf previously held the position of managing director and head of Small Cap Growth Investing at Neuberger Berman (1998 to 2002). Prior to Neuberger Berman, he held the position of small cap portfolio manager at RCM Capital Management (1991 to 1998). Mr. Malouf holds a B.S. in Finance from Arizona State University and a CFA designation. He has over 17 years of investment industry experience.

ABOUT YOUR INVESTMENT

Your Share Price

The price of a Portfolio’s shares is based on that Portfolio’s net asset value (“NAV”). A Portfolio’s NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Portfolio’s NAV is calculated and each Portfolio’s shares are priced at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Portfolio at the NASDAQ official closing price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Portfolio transactions, on days the NYSE is closed (generally, weekends and New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Portfolios’ securities holdings on such days may affect the value of the Portfolios’ shares on days when you will not be able to purchase, exchange or redeem shares.

Valuing Portfolio Securities

The Portfolios use pricing services to determine the market value of the securities in their portfolios. Except as discussed below, the Portfolios generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Portfolios’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Portfolios at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Portfolio’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Fair Value Pricing

The Portfolios have fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio’s securities. The valuation assigned to fair valued securities for purposes of calculating the Portfolio’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Portfolio’s could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Portfolio’s investment performance. If a Portfolio invests in another investment company, the Portfolio’s net asset value is based in part on the net asset value of the other investment companies in which the Portfolio invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

INVESTING IN THE PORTFOLIOS

Policy Regarding Excessive or Short-Term Trading

While the Portfolios provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Portfolio shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust’s Board of Trustees has adopted and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools to discourage excessive short-term trading in the Portfolios: trade activity monitoring and selective use of fair value pricing. Trade activity monitoring is described in more detail below and fair value pricing is described in the preceding section of this Prospectus. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolios will occur. Moreover, both of these tools involve judgments that are inherently subjective. Old Mutual

Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Portfolios, and accounts under common ownership, influence or control. Old Mutual Capital and the Portfolios may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies has, in the past, been severely limited because the Participating Insurance Companies who maintain the underlying shareholder accounts did not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally relied on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity in omnibus accounts and enforce the Portfolios’ excessive short-term trading policy on shareholders in such accounts. As of April 16, 2007, however, in compliance with Rule 22c-2 (“Rule 22c-2”) of the Investment Company Act of 1940, as amended (the “Act”), the Trust will be required to and expects to have in place an agreement (“Shareholder Information Agreements”) with each Participating Insurance Company that requires the Participating Insurance Company to (a) provide the taxpayer identification number and transaction information about fund shareholders who hold their shares through the Participating Insurance Company, (b) use its best efforts to determine, upon request of the Trust, whether any other person that holds Portfolio shares through the Participating Insurance Company is itself a financial intermediary, and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (c) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Portfolio shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies, as permitted by applicable VA Contracts or VLI Policies. Rule 22c-2 requires that financial intermediaries such as Participating Insurance Companies be able to comply with the contractual requirements described in (a) and (b) above no later than October 16, 2007. These contractual arrangements will enhance Old Mutual Capital’s ability to monitor trades placed through omnibus accounts. However, there is no assurance that Participating Insurance Companies will, in all instances, cooperate with Old Mutual Capital in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases. To the extent that a Participating Insurance Company, acting as a financial intermediary under Rule 22c-2, has failed to execute a Shareholder Information Agreement with the Trust prior to April 16, 2007, the Trust will be prohibited from accepting purchase orders from such Participating Insurance Company for shares of its Portfolios.

Buying & Selling Portfolio Shares

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day’s NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios’ next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day’s NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

Redemptions In-Kind

The Portfolios reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate net asset value of a Portfolio in any 90-day period.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

Distributions and Taxes

Each Portfolio pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio’s distributions for each calendar year will be detailed in the Participating Insurance Company’s annual tax statement for that Portfolio. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Revenue Sharing

Payments to Financial Intermediaries by Old Mutual Investment Partners, Old Mutual Capital, or their affiliates

From time to time, Old Mutual Investment Partners (the “Distributor”) or one or more of its corporate affiliates may make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares (“Financial Intermediaries”). These “Revenue Sharing” payments may be made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Advisor may also benefit from the Distributor’s activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

Payments By Old Mutual Insurance Series Fund

Like the Distributor, the Trust may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries.

You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

Potential Conflicts of Interest

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios’ Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers, LLP (“PwC”) has audited the information contained in these financial highlights. PwC’s report and the Portfolio’s financial statements are included in the Portfolio’s Annual Report to Shareholders, which is available, free of charge, upon request.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment		(Losses)	From	Investment	Capital	and	End
	of Period	Loss		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 2.55	$ (0.01)	[1]	$ 0.13	$ 0.12	$ -	$ -	$ -	$ 2.67
2005	2.32	(0.02)	[1]	0.25	0.23	-	-	-	2.55
2004	2.18	(0.01)	[1]	0.15	0.14	-	-	-	2.32
2003	1.50	(0.02)	[1]	0.70	0.68	-	-	-	2.18
2002	3.26	(0.03)		(1.73)	(1.76)	-	-	-	1.50

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Loss	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	4.71%	$71,902		0.85%	(0.45)%	1.14%	188.12%
2005	9.91%	115,303		1.14%	(0.87)%	1.14%	29.66%
2004	6.42%	145,141		1.13%	(0.69)%	1.13%	76.42%
2003	45.33%	192,967		1.10%	(0.84)%	1.10%	167.83%
2002	(53.99)%	168,266		1.08%	(0.85)%	1.08%	236.25%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL GROWTH II PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset	Net		Unrealized		Dividends	Distributions	Total	Net
	Value,	Investment		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Income		(Losses)	From	Investment	Capital	and	End
	of Period	(Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 11.67	$ 0.01	[1]	$ 0.83	$ 0.84	$ -	$ -	$ -	$ 12.51
2005	10.48	(0.10)	[1]	1.29	1.19	-	-	-	11.67
2004	9.83	(0.09)	[1]	0.74	0.65	-	-	-	10.48
2003	7.82	(0.08)	[1]	2.09	2.01	-	-	-	9.83
2002	11.24	(0.13)		(3.29)	(3.42)	-	-	-	7.82

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	7.20%	$ 34,148		1.04%	0.09%	1.15%	179.52%
2005	11.35%	45,050		1.19%	(0.90)%	1.19%	24.17%
2004	6.61%	53,495		1.17%	(0.94)%	1.17%	37.53%
2003	25.70%	71,918		1.10%	(0.90)%	1.10%	194.63%
2002	(30.43)%	76,421		1.12%	(0.89)%	1.12%	169.74%

[1] Per share calculations were performed using the average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset	Net		Unrealized		Dividends	Distributions	Total	Net
	Value,	Investment		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Income		(Losses)	From	Investment	Capital	and	End
	of Period	(Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 18.59	$ 0.02	[1]	$ 1.01	$ 1.03	$ -	$ -	$ -	$ 19.62
2005	17.78	(0.07)	[1]	0.88	0.81	-	-	-	18.59
2004	16.32	(0.04)	[1]	1.50	1.46	-	-	-	17.78
2003	12.44	(0.07)	[1]	3.95	3.88	-	-	-	16.32
2002	17.60	(0.10)		(5.06)	(5.16)	-	-	-	12.44

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	5.54%	$ 13,724		0.96%	0.08%	1.21%	190.06%
2005	4.56%	25,236		1.10%	(0.42)%	1.15%	30.48%
2004	8.95%	31,850		1.10%	(0.27)%	1.10%	44.92%
2003	31.19%	32,357		1.06%	(0.51)%	1.06%	74.16%
2002	(29.32)%	27,434		1.05%	(0.47)%	1.05%	142.32%

[1] Per share calculations were performed using the average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

	Net			Net
	Asset	Net		Realized and		Dividends	Distributions	Total	Net
	Value,	Investment		Unrealized		from Net	from	Dividends	Asset Value,
	Beginning	Income		Gains	Total	Investment	Capital	and	End
	of Period	(Loss)		(Losses) on Securities	From Operations	Income	Gains	Distributions	of Period
2006	$ 9.64	$ -	[1]			$ -	$ -	$ -	$ 10.42
2005	9.12	(0.07)	[1]	$ 0.78	$ 0.78	-	-	-	9.64
2004	8.53	(0.04)	[1]	0.59	0.52	-	-	-	9.12
2003	6.42	(0.05)	[1]	0.63	0.59	-	-	-	8.53
2002	9.35	(0.05)		2.16	2.11	-	-	-	6.42
				(2.88)	(2.93)

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Loss	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	8.09%	$ 67,564		0.89%	(0.02)%	1.08%	204.90%
2005	5.70%	81,569		1.14%	(0.78)%	1.14%	28.42%
2004	6.92%	110,140		1.10%	(0.44)%	1.10%	50.45%
2003	32.87%	153,640		1.09%	(0.73)%	1.09%	92.66%
2002	(31.34)%	153,089		1.08%	(0.42)%	1.08%	164.94%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL MID-CAP PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset	Net		Unrealized		Dividends	Distributions	Total	Net
	Value,	Investment		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Income		(Losses)	From	Investment	Capital	and	End
	of Period	(Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 16.69	$ (0.03)	[1]	$ 1.81	$ 1.78	$ (0.05)	$ (0.87)	$ (0.92)	$ 17.55
2005	17.10	0.04	[1]	0.88	0.92	-	(1.33)	(1.33)	16.69
2004	14.64	(0.04)	[1]	2.76	2.72	-	(0.26)	(0.26)	17.10
2003	10.90	(0.03)	[1]	3.77	3.74	-	-	-	14.64
2002	13.40	-		(2.50)	(2.50)	-	-	-	10.90

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	11.19%	$ 5,572		0.99%	(0.19)%	1.20%	152.62%
2005	5.71%	54,844		1.17%	0.25%	1.17%	89.06%
2004	18.86%	46,766		1.17%	(0.26)%	1.17%	123.19%
2003	34.31%	30,859		1.20%	(0.24)%	1.23%	147.82%
2002	(18.66)%	13,693		1.20%	(0.07)%	1.47%	197.63%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL SELECT VALUE PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment		(Losses)	From	Investment	Capital	and	End
	of Period	Income		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 14.25	$ 0.16	[1]	$ 3.47	$ 3.63	$ (0.24)	$ -	$ (0.24)	$ 17.64
2005	13.91	0.18	[1]	0.44	0.62	(0.28)	-	(0.28)	14.25
2004	13.83	0.21	[1]	0.17	0.38	(0.30)	-	(0.30)	13.91
2003	12.00	0.35		1.81	2.16	(0.33)	-	(0.33)	13.83
2002	16.20	0.30		(4.35)	(4.05)	(0.15)	-	(0.15)	12.00

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	25.74%	$ 46,623		0.94%	1.05%	0.96%	79.56%
2005	4.51%	51,491		0.96%	1.28%	0.96%	71.77%
2004	2.85%	64,049		0.92%	1.52%	0.92%	110.53%
2003	18.29%	94,035		0.90%	1.53%	0.90%	224.47%
2002	(25.07)%	141,322		0.87%	1.19%	0.87%	505.46%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL SMALL CAP PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment		(Losses)	From	Investment	Capital	and	End
	of Period	Loss		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 20.62	$ (0.04)	[1]	$ 3.49	$ 3.45	$ -	$ -	$ -	$ 24.07
2005	20.32	(0.04)	[1]	0.34	0.30	-	-	-	20.62
2004	17.49	(0.13)	[1]	2.96	2.83	-	-	-	20.32
2003	12.58	(0.07)	[1]	4.98	4.91	-	-	-	17.49
2002	18.57	(0.10)		(5.66)	(5.76)	-	(0.23)	(0.23)	12.58

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Loss	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	16.73%	$ 100,549		1.02%	(0.20)%	1.30%	163.05%
2005	1.48%	115,378		1.20%	(0.18)%	1.28%	58.30%
2004	16.18%	154,841		1.20%	(0.77)%	1.25%	80.68%
2003	39.03%	219,398		1.20%	(0.48)%	1.24%	125.35%
2002	(31.11)%	244,139		1.20%	(0.52)%	1.22%	158.64%

[1] Per share calculations were performed using the average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment		(Losses)	From	Investment	Capital	and	End
	of Period	Loss		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 8.42	$ (0.07)	[1]	$ 0.71	$ 0.64	$ -	$ -	$ -	$ 9.06
2005	8.06	(0.08)	[1]	0.44	0.36	-	-	-	8.42
2004	8.02	(0.08)	[1]	0.12	0.04	-	-	-	8.06
2003	5.12	(0.07)	[1]	2.97	2.90	-	-	-	8.02
2002	8.49	(0.07)		(3.30)	(3.37)	-	-	-	5.12

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
				Ratio	Investment	(Excluding
		Net		of Expenses	Loss	Waivers and	Portfolio
	Total	Assets, End		to Average	to Average	Expense	Turnover
	Return	of Period		Net Assets	Net Assets	Reductions)	Rate
2006	7.60%	$ 3,044,305		1.07%	(0.83)%	2.46%	299.96%
2005	4.47%	3,298,303		1.20%	(1.01)%	2.39%	64.42%
2004	0.50%	4,390,461		1.20%	(1.13)%	1.94%	80.70%
2003	56.64%	5,866,653		1.20%	(1.13)%	1.79%	67.82%
2002	(39.69)%	5,419,380		1.20%	(1.15)%	1.69%	114.11%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

For investors who want more information about Old Mutual Insurance Series Fund and its Portfolios, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Portfolios and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Portfolios and their investments and a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports or other information and for shareholder inquiries, contact Old Mutual Insurance Series Fund:

By Telephone:	800-433-0051

By Mail:	Old Mutual Insurance Series Funds P.O. Box 419229 Kansas City, Missouri 64141-6229

Via the Internet:
Old Mutual Insurance Series Fund Website	omfunds.com
EDGAR database on the SEC Website	www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section, Room 1580 Washington, D.C. 20549-0102

Call 1-202-551-5850 for information about the operation of the Public Reference Room

INVESTMENT ADVISER

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-08009

OLD MUTUAL INSURANCE SERIES FUND

STATEMENT OF ADDITIONAL INFORMATION

APRIL 10, 2007

This Statement of Additional Information (“SAI”) relates to the eight investment portfolios (the “Portfolios”) of Old Mutual Insurance Series Fund (the “Trust”):

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

OLD MUTUAL GROWTH II PORTFOLIO

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

OLD MUTUAL MID-CAP PORTFOLIO

OLD MUTUAL SELECT VALUE PORTFOLIO

OLD MUTUAL SMALL CAP PORTFOLIO

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

This Statement of Additional Information, which is not a prospectus, provides additional information regarding the activities and operations of the Trust and the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Mid-Cap Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, Old Mutual Select Value Portfolio, Old Mutual Small Cap Growth Portfolio, Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (the “Portfolios”). It supplements and should be read in conjunction with the prospectus, dated April 10, 2007, as it may be amended or supplemented from time to time. The prospectus may be obtained without charge by calling 800-433-0051 or by accessing the internet at omfunds.com.

The Trust’s audited financials and accompanying notes for the fiscal year ended December 31, 2006 and the report of PricewaterhouseCoopers with respect to such financial statements appear in the Trust’s 2006 Annual Report. The 2006 Annual Report for each Portfolio is incorporated herein by reference and made a part of this SAI. The Annual Report and Semi-Annual Report may each be obtained without charge by calling 800-433-0051 or by accessing the internet at omfunds.com.

Table of Contents

THE TRUST	1
INVESTMENT LIMITATIONS	25
TRUSTEES AND OFFICERS OF THE TRUST	32
5% AND 25% SHAREHOLDERS	37
THE ADVISOR	40
THE SUB-ADVISORS	43
THE DISTRIBUTOR	46
THE ADMINISTRATOR	47
OTHER SERVICE PROVIDERS	48
PORTFOLIO TRANSACTIONS	49
PROXY VOTING	52
DESCRIPTION OF SHARES	52
PURCHASES AND REDEMPTIONS	53
DETERMINATION OF NET ASSET VALUE	56
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	56
PERFORMANCE INFORMATION	61
FINANCIAL STATEMENTS	61
BOND RATINGS	62
Exhibit A – The Trust’s Proxy Voting Guidelines	A-1
Exhibit B – The Adviser’s and Sub-Adviser’s Proxy Voting Policies	B-1

i

THE TRUST

The Trust is an open-end management investment company, which was originally incorporated in Maryland in 1997 and reorganized into a Delaware statutory trust on May 1, 2001. In November 2005, the Trust changed its name to Old Mutual Insurance Series Fund.

This Statement of Additional Information relates to all Portfolios of the Trust. Each Portfolio is diversified except for the Old Mutual Large Cap Growth Concentrated Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio, which are non-diversified. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus. Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) serves as the investment advisor to each Portfolio. Old Mutual Capital has retained the following sub-advisors to assist in managing the Portfolios: Ashfield Capital Partners, LLC (“Ashfield”); Columbus Circle Investors (“Columbus Circle”); Copper Rock Capital Partners, LLC (“Copper Rock”); Eagle Asset Management, Inc. (“Eagle”); Liberty Ridge Capital, Inc. (“Liberty Ridge”); Munder Capital Management (“Munder”); and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Advisor, and collectively, the “Sub-Advisors”). Ashfield provides services pursuant to an interim sub-advisory agreement approved by the Trust’s Board of Trustees while shareholder approval of a new sub-advisory agreement is sought. For information about the Advisor and Sub-Advisors, see the Advisor & the Sub-Advisors sections of this Statement of Additional Information.

DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board of Directors of the Trust.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See “Description of Permitted Investments – General Risks of Investing in Stocks.” In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”) and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Portfolio’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Portfolio may use derivatives for various purposes including gaining exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. A Portfolio may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as “hedging”). When hedging is successful, a Portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Portfolio’s assets, the Portfolio will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).

The Portfolios have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Portfolios are subject to special calls for information by the Commodities Futures Trading Commission.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Portfolio may earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.

While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Portfolio will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Advisor or Sub-Advisor, expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer to the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Portfolio may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from a Portfolio’s securities portfolio, that Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intends to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio’s securities or securities it intends to purchase. A Portfolio will only write “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor or Sub-Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Portfolios.

A Portfolio will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Portfolio’s custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Portfolio may enter into contracts to write over-the-counter options with primary dealers. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Portfolio must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Portfolio must treat its entire exposure under a contract as illiquid unless the contract provides that the Portfolio has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives the Portfolio an absolute right to repurchase the written option at a pre-established formula price, the Portfolio would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

For information concerning the risks associated with utilizing options and futures contracts, please refer to the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Portfolio may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Portfolio’s gains or losses. In order to reduce the risk associated with leveraging, a Portfolio may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Portfolio will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Portfolio may have to pay more money than it receives. Similarly, if a Portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Portfolio may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Portfolios may invest in shares of other investment companies (such as Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as “iShares”). Since such mutual funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both the Portfolio expenses and the expenses of underlying funds with respect to the Portfolio assets invested therein. The 1940 Act prohibits a Portfolio from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition; (i) the Portfolio owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Portfolio’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies. The SEC has adopted rules under the 1940 Act broaden the ability of investment companies to acquire the securities of other investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor or Sub-Advisors determine the liquidity of the Trust’s investments and, through reports from the Advisor or Sub-Advisors, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio’s investments, the Advisor or Sub-Advisors may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Advisor or Sub-Advisors may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Portfolio limits the amount of total assets it invests in restricted securities to 15%.

FOREIGN CURRENCY TRANSACTIONS

A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor or the applicable Sub-Advisor may enter into settlement hedges in the normal course of managing the Portfolio’s foreign investments. A Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or the applicable Sub-Advisor.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Advisor or the applicable Sub-Advisor in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Advisor or the applicable Sub-Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor or Sub-Advisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency’s appreciation. If the Advisor or a Sub-Advisor hedges a Portfolio’s currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or the applicable Sub-Advisor increases a Portfolio’s exposure to a foreign currency and that currency’s value declines, the Portfolio will realize a loss. There is no assurance that the use of forward currency contracts by the Advisor or the Sub-Advisors will be advantageous to a Portfolio or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS (“ADRS”), EUROPEAN DEPOSITARY RECEIPTS (“EDRS”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRS”)

ADRs are securities, typically issued by a U.S. financial institution (a “Depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Portfolio will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies; and
•	Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•       Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Portfolio may purchase.

BANKERS’ ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Portfolio purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Portfolio will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Portfolio’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years from the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable Sub-Advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Portfolio, the Trust’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’ s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”) . Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio’s assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio’s commitments to purchase when-issued securities. Only the Old Mutual Small Cap and Mid-Cap Portfolios are permitted to invest in these securities. These Portfolios use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Portfolio’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Portfolio may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Portfolio lends its securities, it will follow the following guidelines:

•	The borrower must provide collateral at least equal to the market value of the securities loaned;
•	The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;
•	The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);
•	The Portfolio must be able to terminate the loan at any time;

•	The Portfolio must receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments); and
•	The Portfolio must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Portfolio could:

•	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
•	Experience delays in recovering its securities.

The Portfolios currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Portfolio sells a security it does not own. To sell a security short, a Portfolio must borrow the security from someone else to deliver it to the buyer. The Portfolio then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Portfolio repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Portfolio typically sells securities short to:

•	Take advantage of an anticipated decline in prices,
•	Protect a profit in a security it already owns.

A Portfolio can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Likewise, a Portfolio can profit if the price of the security declines between those dates.

To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A Portfolio will incur transaction costs in effecting short sales. A Portfolio’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Portfolio may engage in short sales “against the box.” In a short sale against the box, a Portfolio agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Portfolio will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Portfolio will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio’s net assets;
•	The market value of the securities of any single issuer that have been sold short by a Portfolio would exceed two percent (2%) of the value of a Portfolio’s net assets; and
•	Such securities would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever a Portfolio sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Portfolio is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations.

The Old Mutual Small Cap Growth and Small Cap Portfolios invest extensively in small capitalization companies. The Old Mutual Mid-Cap Portfolio invests extensively in medium capitalization companies. In certain cases, the Old Mutual Growth II and Columbus Circle Technology and Communications Portfolios invest in securities of issuers with small or medium market capitalizations. While the Advisor and certain Sub-Advisors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Portfolio may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and, if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Portfolios may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Portfolio may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Columbus Circle Technology and Communications Portfolio is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Portfolio’s net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Columbus Circle Technology and Communications Portfolio is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Columbus Circle Technology and Communications Portfolio’s investments in technology companies. For example, the technology companies in which the Columbus Circle Technology and Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS (“IPOS”)

A Portfolio may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio’s performance likely will decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio’s asset base grows. Because IPO shares frequently are volatile in price, the Portfolios may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Portfolio’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the “EMU”) currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the “euro” as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by a Portfolio because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

INTERFUND LOANS

Each Portfolio may lend uninvested cash up to 15% of its net assets to other current and future Old Mutual Advisor Funds I and II portfolios (the “Affiliated Funds”) and Old Mutual Insurance Series Fund portfolios advised by Old Mutual Capital, and each Portfolio may borrow from other Affiliated Funds to the extent permitted under such Portfolio’s investment restrictions. If a Portfolio has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Portfolio’s total assets, such Portfolio will secure all of its loans from other Affiliated Funds by pledging securities or other Portfolio assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Portfolio to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Capital. Borrowing creates leverage and can magnify a Portfolio’s losses, which risk is mitigated by limiting the amount that a Portfolio can borrow. See Investment Limitations – Non-Fundament al Restrictions number 3.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Advisor or Sub-Advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Sub-Advisor’s ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying the futures might advance and the value of the underlying instruments held in that Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that a Portfolio and clients advised by the Advisor or applicable Sub-Advisor may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Portfolio can write on a particular security.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Portfolio. If left unattended, drifts in the average maturity of a Portfolio can have the unintended effect of increasing or reducing the effective duration of the Portfolio, which may adversely affect the expected performance of a Portfolio.

EXTENSION RISK. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Portfolio’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

CREDIT RATING. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor or Sub-Advisor may determine that it is of investment-grade. The Advisor or Sub-Advisor may retain securities that are downgraded if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Portfolios currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Advisor or Sub-Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Portfolio buys it. A rating agency may change its credit ratings at any time. The Advisor or Sub-Advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. A Portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Portfolio may invest in securities of any rating.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

Each Portfolio has adopted certain fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by a majority vote of a Portfolio’s shareholders. A majority vote of a Portfolio’s shareholders is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission and any exemptive order or similar relief granted to a Portfolio.

1.

Each Portfolio, other than Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio, is a “diversified company” as defined in the 1940 Act. This means that a Portfolio will not purchase the securities of any issuer, if as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio, including Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio, from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2.	A Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3.

A Portfolio may not underwrite the securities of other issuers. This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933.

4.

A Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Portfolio’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a

Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to Non-Fundamental Investment Restriction number 4 for further information. Old Mutual Columbus Circle Technology and Communications Portfolio has a policy to concentrate its investments in the group of industries within the technology and communications sectors.

5.

A Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.

A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.

A Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to Non-Fundamental Investment Restriction number 4 for further information.

8.            A Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

Please refer to Non-Fundamental Investment Restriction number 5for further information.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

The 1940 Act prohibits a Portfolio from issuing “senior securities,” except that the Portfolio is permitted to borrow money from banks in an amount up to 33-1/3% of its assets and may engage in the activities identified above in fundamental restriction number 2 to the extent liquid assets of the Portfolio are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

Non-Fundamental Investment Restrictions

Each Portfolio also has adopted certain Non-Fundamental Investment Restrictions. A Non-Fundamental Investment Restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term “Old Mutual Capital Advised Portfolio.” This term means other investment companies and their series portfolios that have Old Mutual Capital or an affiliate of Old Mutual Capital as an investment Advisor.

1.

A Portfolio may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2.

In complying with the fundamental restriction regarding issuer diversification, each Portfolio, (other than Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio) will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

3.

In complying with the fundamental restriction regarding industry concentration, a Portfolio may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to Old Mutual Columbus Circle Technology and Communications Portfolio. Private activity bonds (a/k/a industrial development bonds) funded by activities in a single industry will be deemed to constitute investment in a single industry for purposes of this limitation.

4.

In complying with the fundamental restriction with regard to making loans, a Portfolio may lend up to 33 1/3 % of its total assets and may lend money to another Old Mutual Capital Advised Portfolio, on such terms and conditions as the SEC may require in an exemptive order on which the Portfolios may rely.

5.

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end Portfolio, a Portfolio may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.

Each Portfolio, including the Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio, may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Portfolios, if any, and lend money to other Old Mutual Capital Advised Portfolios, subject to the terms and conditions of any exemptive orders issued by the SEC.

Please refer to Non-fundamental Investment Restriction number 4 for further information regarding lending money to an Old Mutual Capital Advised Portfolio.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Old Mutual Large Cap Growth, Mid-Cap, Large Cap Growth Concentrated Portfolio, Small Cap Growth, Small Cap and Columbus Circle Technology and Communications Portfolios has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term “senior security,” as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

ADDITIONAL INVESTMENT INFORMATION

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments. However, for temporary defensive purposes, when a Sub-Advisor determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio’s investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of market turbulence and decline during periods of stable markets. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The changes in the Portfolio’s turnover rates are the result of changes in their trading activity.

Please see the Financial Highlights tables in the Prospectus for each Portfolio’s turnover rates.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Holdings Communication Policy (the “Holdings Policy”) to safeguard Portfolio holdings information. Under the Holdings Policy, Portfolio holdings information related to each Portfolio, including the top holdings, will be made available to the general public at www.omfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Advisor may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”), as described below.

As part of the normal investment activities of each Portfolio, non-public portfolio holdings information may be provided to the Trust’s service providers which have contracted to provide services to the Trust (including Old Mutual Capital, the Sub-Advisors, the Custodian, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust’s auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trusts’ independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital’s chief compliance officer, general counsel or chief investment officer;
•	the request must relate to an appropriate business purpose; and
•

the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust’s Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital and its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this Statement of Additional Information.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

ENTITY NAME	FREQUENCY OF HOLDINGS DISCLOSURE	RESTRICTIONS ON USE OF HOLDINGS INFORMATION

FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a monthly basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

SETTLEMENTS AND PENDING LITIGATION

In connection with a settlement by the Trust’s former advisor of market timing and selective disclosure actions filed by the Securities and Exchange Commission (“SEC”) and New York Attorney General’s Office (“NYAG”), the former advisor agreed to adopt additional compliance policies and procedures (“Compliance Undertakings”) and meet certain corporate governance obligations. Many of the Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represented protection to the Portfolios and the portfolios of the affiliated investment company Old Mutual Advisor Funds II, and their shareholders, the Advisor has contractually agreed to assume all such Compliance Undertakings. In addition, the Advisor has agreed to meet the following future obligations of the former advisor:

(a)	use its best efforts to obtain the agreement of the Trust to hold a meeting of the Trust’s shareholders, not less than every fifth calendar year, at which the Board of Trustees will be elected;
(b)

maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Advisor’s Code of Ethics;

(c)

maintain an Internal Compliance Controls Committee, to be chaired by the Advisor’s Chief Compliance Officer and include senior executives of the Advisor’s operating businesses, which shall review compliance issues throughout the Advisor’s business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

(d)

establish a corporate ombudsman to whom the Advisor’s employees may communicate concerns about the Advisor’s business matters that they believe implicate matters of ethics or questionable practices and the Advisor shall review such matters and solutions with the Trust’s independent Trustees;

(e)

have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the independent Trustees of Old Mutual Advisor Funds II any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

(f)

retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the Old Mutual Advisor Funds II due to market timing, and (ii) a proportionate share of advisory fees paid by the Old Mutual Advisor Funds II portfolios that suffered such losses during the period of such market timing;

(g)	undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Advisor;
(h)

reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the portfolios of the Trust and Old Mutual Advisor Funds II based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

(i)

allow a senior officer (“Senior Officer”) hired by the Trust to assist the Trust’s Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at “arms’ length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

(j)

publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust’s website and accompany each portfolio’s prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

(k)

disclose with each periodic account statement sent to investors by the Advisor, its affiliates or a mutual fund for which the Advisor provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor’s most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the “Hypothetical Fee and Cost Information”);

(l)	maintain a prominent posting on the Trust’s website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and
(m)	disclose the Hypothetical Fee and Cost Information in the Trust’s applicable prospectuses.
(n)

not provide advisory services to the Trust or Old Mutual Advisor Funds II (together, the “Old Mutual Funds”) unless the Chairman of the Board of the Old Mutual Funds has no impermissible relationships with the Trust’s former Advisor or its affiliated persons and at least 75% of each Old Mutual Funds board of trustees are not “interested persons” (as defined in the 1940 Act) or been directors, officers or employees of the Trust’s former Advisor or any of its affiliates during the preceding 10 years.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (i) through (n) are not met, the NYAG settlement stipulates that the Advisor shall promptly terminate its management of Old Mutual Advisor Funds II. In this event, Old Mutual Advisor Funds II’s Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment Advisor and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the New York Attorney General against various defendants is found in Exhibit C.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for Old Mutual Advisor Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

INDEPENDENT TRUSTEES
NAME AND AGE	POSITION HELD WITH THE TRUST	TERM OF OFFICE * AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Leigh A. Wilson (61)	Chairman	Since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992. Director, Chimney Rock Winery LLC (2000 to 2004) and Chimney Rock Winery Corp (winery) (1985 to 2004).	27

Trustee, The Victory Portfolios since 1992, The Victory Institutional Funds since 2003 and The Victory Variable Insurance Funds since 1998 (investment companies – 23 total portfolios). Trustee, Old Mutual Advisor Funds II (investment company – 18 portfolios), since 2005.

John R. Bartholdson (61)	Trustee	Since 1997	Chief Financial Officer, The Triumph Group, Inc. (manufacturing) since 1992.	43

Director, The Triumph Group, Inc. since 1992. Trustee, Old Mutual Advisor Funds II (investment company – 18 portfolios), since 1995. Trustee, Old Mutual

Advisor Funds (investment company – 16 portfolios) , since 2004. Director or Trustee of ING Clarion Real Estate Income Fund and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (59)	Trustee	Since 1997	Consultant, Syrus Associates (business and marketing consulting firm) (1986 to 2002). Retired.	27

Trustee, EQ Advisors Trust (investment company – 53 portfolios) since 1995. Trustee, Old Mutual Advisor Funds II (investment company – 18 portfolios), since 1995. Trustee AXA Enterprise Funds Trust (investment company – 16 portfolios) since 2005.

Albert A. Miller (71)	Trustee	Since 1997	Senior Vice President, Cherry & Webb, CWT Specialty Stores (1995 to 2000). Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores) (1980 to 2002). Retired.	27	Trustee, Old Mutual Advisor Funds II (investment company – 18 portfolios), since 1995.

* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

INTERESTED TRUSTEE
NAME AND AGE	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas M. Turpin (46)**	Interested Trustee	Since 2007	Chief Operating Officer, Old Mutual US Holdings Inc. (2002 – present). Managing Director, Head of Defined Contribution, Putnam Investments (held various positions) (1993 – 2002)	27	None

*Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

**Mr. Turpin’s appointment as Interested Trustee is effective as of January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person”, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

OFFICERS
NAME AND AGE*	POSITION HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Julian F. Sluyters (46)	President and Principal Executive Officer	Since 2006

President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds (2004 – December 2005). Managing Director, UBS Global Asset Management, and President and Chief Executive Officer, UBS Fund Services (2001 – 2003).

Edward J. Veilleux (61)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term

Senior Vice President, Old Mutual Advisor Funds II. since 2005. Chief Compliance Officer, The Victory Portfolios since October 2005. President, EJV Financial Services, LLC since May 2002. Director, Deutsche Bank (and predecessor companies) and Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).

Andra C. Ozols (45)	Vice President and Secretary	Since 2005

Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005 and January 1998 - October 1998), and Vice President (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003 - May 2005). Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON Distributors, Inc. Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant General Counsel (1998 - 2002), Founders Asset Management LLC.

James F. Lummanick (58)	Vice President and Chief Compliance Officer	Since 2005

Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. (1996 - 2004).

Robert T. Kelly (37)	Treasurer and Principal Financial Officer	Since 2006	Vice President of Fund Services, Old Mutual Capital, Inc., since October 2006. Vice President of Portfolio Accounting, Founders Asset Management LLC, (2000-September 2006).
Robert D. Lujan (40)	Assistant Treasurer	Since 2006	Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group, 2003-July 2006. Senior Fund Accountant, Janus Capital Management L.L.C. (2001-2003).
Kathryn A. Burns (30)	Assistant Treasurer	Since 2006	Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager, PricewaterhouseCoopers LLP, (2004-July 2006). Senior Associate, PricewaterhouseCoopers LLP, (2001-2004).
Karen S. Proc (36)	Assistant Secretary	Since 2005

Vice President and Associate General Counsel, Old Mutual Capital, Inc. since October 2005. Associate General Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney, Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).

*              The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

**	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

The Trustees of the Trust are responsible for major decisions relating to each Portfolio’s investment goal, policies, strategies and techniques. The Trustees also supervise the operation of the Trust by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to the Trust. The Board of Trustees has two standing committees: Governance and Nominating Committee and an Audit Committee. Currently, the members of each Committee are John Bartholdson, Jettie Edwards, Leigh Wilson and Albert Miller, comprising all the independent Trustees of the Trust. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust’s Board of Trustees who are independent Trustees, reviews and determines compensation for the independent Trustees of the Trust and selects independent, legal counsel, as set forth in Rule 0-1(6), to provide the independent Trustees of the Trust with legal advice as needed. During the Trust’s fiscal year ended December 31, 2006, the Governance and Nominating Committee held 2 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided; (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustee in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee may submit a request in writing by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, Attention: SECRETARY OF OLD MUTUAL INSURANCE SERIES FUND. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Trust’s Board of Trustees and evaluates the independent audit firm’s performance, costs and financial stability. During the Trust’s fiscal year ended December 31, 2006, the Audit Committee held 3 meetings.

The table below provides the dollar range of shares of the Portfolio and the aggregate dollar range of shares of all funds advised by Old Mutual Capital, owned by each Trustee as of December 31, 2006.

INDEPENDENT TRUSTEES
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES IN THE OLD MUTUAL FAMILY COMPLEX OVERSEEN BY TRUSTEES
Leigh A. Wilson	None	None
John R. Bartholdson	None	$10,000 - $50,000
Jettie M. Edwards	None	Over $100,000
Albert A. Miller	None	Over $100,000

INTERESTED TRUSTEE
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEES

Thomas M. Turpin**	None	None

**Mr. Turpin was not a Trustee during the Trust’s fiscal year ended December 31, 2006.

Each current Trustee of the Trust received the following compensation during the fiscal year ended December 31, 2006:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND TRUST COMPLEX PAID TO TRUSTEES*

Leigh A. Wilson, Trustee	$55,625	N/A	N/A	$149,750

John E. Bartholdson, Trustee	$45,375	N/A	N/A	$165,750

Jettie M. Edwards, Trustee	$44,375	N/A	N/A	$119,250

Albert A. Miller, Trustee	$44,375	N/A	N/A	$119,250

Thomas M. Turpin, Trustee**	N/A	N/A	N/A	N/A

*Trust Complex includes the Trust, Old Mutual Advisor Funds II, and Old Mutual Advisor Funds.

**Mr. Turpin was not a Trustee during the Trust’s fiscal year ended December 31, 2006. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

CODES OF ETHICS

The Trust’s Board of Trustees, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Portfolios. The Codes of Ethics allow trades to be made in securities that may be held by a Portfolio, however, the Codes prohibit a person from taking advantage of Portfolio trades or from acting on inside information. In addition, the Trust’s Board of Trustees reviews and approves the Codes of Ethics of the Advisor, the Sub-Advisors and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Advisor’s, the Sub-Advisors’ and Distributor’s Codes of Ethics during the previous year.

5% AND 25% SHAREHOLDERS

As of March 12, 2007, the following persons were the only persons who were record owners of 5% or more of the shares of the Portfolios. Any record owner of more than 25% of the shares of a Portfolio may be deemed a controlling person of that Portfolio. The percent of each Portfolio’s shares owned by all officers and Trustees of the Trust as a group is less than 1 percent of the outstanding shares of each such Portfolio. The Trust believes that most of the shares referred to below were held by the persons indicated in the insurance company separate accounts for the benefit of contract owners or policyholders of variable insurance contracts.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	78.19%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	7.48%

OLD MUTUAL GROWTH II PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	53.00%
GE Life & Annuity Assurance Co Attn Variable Accounting 6610 W Broad St Richmond, VA 23230-1702	22.95%
American United Life Ins Company PO Box 1995 Indianapolis, IN 46206-9102	10.10%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	5.40%

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

GE Life & Annuity Assurance Co Attn Variable Accounting 6610 W Broad St Richmond, VA 23230-1702	80.59%
Great West Life & Annuity Insurance Company Attn Investment Div 8515 E Orchard Rd # 2T2 Englewood, CO 80111-5002	14.27%

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	90.09%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	8.99%

OLD MUTUAL MID-CAP PORTFOLIO

American United Life Ins Co Annuity Unit Trust I P.O. Box 1995 Indianapolis, IN 46206-9102	59.57%

Annuity Investors Life Ins Co P.O. Box 5423 Cincinnati, OH 45201-5423	24.68%

AUL American Individual Variable Annuity Unit Trust 1 P.O. Box 1995 Indianapolis, IN 46206-9102	9.72%

OLD MUTUAL SELECT VALUE PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	74.86%
MONY Life Insurance Co of America MONY America Variable Account A-VA The MONY Group 1290 Avenue of the Americas Fl 8 New York, NY 10104-0101	13.01%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	6.35%

OLD MUTUAL SMALL CAP PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	91.70%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	7.16%

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

First Variable Life Insurance Co PO Box 830765 Birmingham, AL 35283-0765	100.00%

THE ADVISOR

The Advisor has served as investment Advisor to each Portfolio since January 1, 2006. Prior to that, Liberty Ridge served as the Trust’s investment Advisor. The Advisor is an indirect, wholly-owned subsidiary of Old Mutual plc (“Old Mutual”). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. In addition to advising the Portfolios, the Advisor provides advisory services to other mutual funds. The principal business address of the Advisor is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Old Mutual Investment Partners, the Trust’s distributor, is also an affiliate of the Advisor and an indirect wholly-owned subsidiary of the Advisor’s direct parent, Old Mutual (US) Holdings Inc (see “The Distributor” for more detail on Old Mutual Investment Partners).

The Trust’s Board of Trustees appointed the Advisor to serve as the Trust’s investment Advisor pursuant to a new management agreement (the “Management Agreement”), which became effective on April 19, 2006 upon receipt of shareholder approval. The Management Agreement was renewed for a period of one year, beginning January 1, 2007, and shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a “majority” (as defined in the 1940 Act) of each Portfolio’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.

The Management Agreement obligates the Advisor to: (i) provide a program of continuous investment management for the Portfolios in accordance with each Portfolio’s investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Portfolios; and (iii) place orders to purchase and sell securities for the Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Management Agreement also requires the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Agreement provides that the Advisor is not responsible for other expenses of operating the Trust. In addition to these advisory services, the Management Agreement obligates Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust’s compliance with applicable federal and state securities laws, rules and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust’s regulatory reports; and (iii) regular reporting to the Board of Trustees on the activities of the Trust and the Sub-Advisors. The Management Agreement also requires Old Mutual Capital to oversee the sub-Advisors employed to provide portfolio management services to the Portfolios, including: overseeing the investment decisions of each sub-Advisor and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-Advisor, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars. The Management Agreement provides certain limitations on the Advisor’s liability, but also provides that the Advisor shall not be protected against any liability to the Trust, its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement includes an obligation that the Advisor perform the administrative services that were previously provided to the Portfolios by Old Mutual Fund Services under an administrative services agreement. These administrative services include: (i) overseeing the administration of the Trust’s and each Portfolio’s business and affairs, (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding sub-Advisors; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of Portfolio shares and the payment of sales charges and services fees; (v) responding to all inquiries from Portfolio shareholders or otherwise answer communications from Portfolio shareholders if such inquiries or communications are directed to the Advisor; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board of Trustees may reasonably request.

The Management Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Advisor or (ii) by the Advisor at any time without penalty upon 60 days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Agreement, the Advisor is entitled to a fee for its services that is calculated daily and paid monthly at an annual rate of each Portfolio’s average daily net assets, as set forth in the following table:

FUND	Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Columbus Circle Technology and Communications Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Growth II Portfolio	0.825%	0.775%	0.725%	0.675%	0.625%	0.575%	0.525%
Old Mutual Large Cap Growth Portfolio	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%	0.55%
Old Mutual Large Cap Growth Concentrated Portfolio	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Mid-Cap Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Select Value Portfolio	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Small Cap Portfolio	1.10%	1.05%	1.00%	0.95%	0.90%	0.85%	0.80%
Old Mutual Small Cap Growth Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%

In the interest of limiting expenses of the Portfolios, the Advisor has entered into an expense limitation agreement through December 31, 2008 with the Trust with respect to each Portfolio (the “Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio’s average daily net assets) to not more than a fixed percentage of the average daily net assets of each Portfolio as set forth in the following table:

Portfolio	Expense Limit

Old Mutual Columbus Circle Technology and Communications Portfolio	0.85%
Old Mutual Growth II Portfolio	1.04%
Old Mutual Large Cap Growth Portfolio	0.96%
Old Mutual Large Cap Growth Concentrated Portfolio	0.89%
Old Mutual Mid-Cap Portfolio	0.99%
Old Mutual Select Value Portfolio	0.94%
Old Mutual Small Cap Portfolio	1.02%
Old Mutual Small Cap Growth Portfolio	1.07%

Such waivers and assumption of expenses by the Advisor may be discontinued at any time after such date. If in any fiscal year in which a Portfolio’s assets are greater than $75 million and its “Total Operating Expenses” do not exceed the limits previously noted, the Board of Trustees may elect to reimburse the Advisor for any fees it waived or expenses it reimbursed on that Portfolio’s behalf during the previous three fiscal years. The Advisor and certain Sub-Advisors have agreed to share the costs of the expense limitation agreement, as set forth in the “The Sub-Advisors” section below.

The table below shows the advisory fees that the Portfolios paid for the fiscal years ended December 31, 2004, 2005 and 2006. The table also shows the advisory fees waived by Liberty Ridge, the investment advisor to the Portfolios during fiscal years 2004 and 2005, as well as those waived by Old Mutual Capital, as Advisor to the Portfolios during fiscal year 2006:

Portfolio	Advisory Fees Paid			Fees Waived Expenses Reimbursed
	2004	2005	2006	2004	2005	2006
Columbus Circle Technology and Communications Portfolio	$1,315,113	$1,010,883	$958,126	$0	$0	$294,878
Growth II Portfolio	$495,547	$396,299	$341,684	$0	$0	$47,038
Large Cap Growth Portfolio	$240,791	$200,749	$190,045	$0	$13,264	$55,327
Large Cap Growth Concentrated Portfolio	$1,055,119	$736,936	$662,627	$0	$0	$140,177
Mid-Cap Portfolio	$326,661	$419,525	$452,896	$0	$0	$102,556
Select Value Portfolio	$465,917	$368,760	$367,913	$0	$0	$10,249
Small Cap Portfolio	$1,655,878	$1,326,228	$1,149,366	$83,964	$101,774	$297,249
Small Cap Growth Portfolio	$40,372	$31,452	$30,580	$34,794	$43,855	$44,591

THE SUB-ADVISORS

Effective January 1, 2006 (except for Ashfield, as noted below), the Trust and the Sub-Advisor appointed the following Advisors to provide sub-advisory or co-sub-advisory services to the Portfolios:

Portfolio	Sub-Advisor(s)

Old Mutual Columbus Circle Technology and Communications Portfolio	Columbus Circle Investors
Old Mutual Growth II Portfolio	Turner Investment Partners, Inc. Munder Capital Management
Old Mutual Large Cap Growth Portfolio	Turner Investment Partners, Inc. Ashfield Capital Partners, LLC*
Old Mutual Large Cap Growth Concentrated Portfolio	Turner Investment Partners, Inc. Ashfield Capital Partners, LLC*
Old Mutual Mid-Cap Portfolio	Liberty Ridge Capital, Inc.
Old Mutual Select Value Portfolio	Liberty Ridge Capital, Inc.
Old Mutual Small Cap Portfolio	Liberty Ridge Capital, Inc. Eagle Asset Management, Inc.
Old Mutual Small Cap Growth Portfolio	Copper Rock Capital Partners LLC

*Effective February 10, 2007, Ashfield was appointed by the Board and Old Mutual Capital as Sub-Advisor to the Old Mutual Large Cap Growth and Large Cap Growth Concentrated Portfolios, pursuant to an interim investment sub-advisory agreement, and assumed management of that portion of those Portfolios’ assets that were previously managed by CastleArk Management, LLC. Shareholders of the Old Mutual Large Cap Growth and Large Cap Growth Concentrated Portfolios have been asked to approve the interim investment sub-advisory agreement and a new investment sub-advisory agreement between the Trust, Old Mutual Capital and Ashfield.

Prior to January 1, 2006, Liberty Ridge served as the sole investment Advisor to each Portfolio.

The Sub-Advisory Agreements obligate each Sub-Advisor to: (i) manage the investment operations of and the composition of each of the Portfolio’s investment portfolios, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objectives, policies and limitations; (ii) provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with each Portfolio’s investment objectives, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Portfolio’s registration statement and Prospectus or as the Board of Trustees or the Advisor may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Advisor and the Board and comply with the requirements of the 1940 Act and applicable law. The Sub-Advisory Agreements provide certain limitations on each Sub-Advisor’s liability, but also provide that each Sub-Advisor shall not be protected against any liability to the Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreements also include the following obligations: (i) make available portfolio managers or other personnel to discuss the affairs of the Portfolios with the Trust’s Board of Trustees, (ii) assist in the fair valuation of securities, (iii) provide compliance reports to the Advisor and/or the Trust, (iv) vote proxies received in accordance with applicable proxy voting policies, (v) adopt a code of ethics and provide a copy to the Trust, (vi) review draft reports to shareholders and other documents and provide comments on a timely basis, (vii) and to perform other duties in connection with its sub-advisory activities. The Sub-Advisory Agreements also prohibits the Sub-Advisors from consulting with (i) other sub-Advisors to the Portfolio, (ii) other sub-Advisors to a Trust portfolio, and (iii) other sub-Advisors to a portfolio under common control with the Portfolio.

The Sub-Advisory Agreements may each be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. Each Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

Pursuant to the Sub-Advisory Agreements, the Sub-Advisor or Sub-Advisors for each Portfolio is entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets, at the rates set forth in the following table:

FUND	Advisory Fee Breakpoint Asset Thresholds
Sub-Advisory Fees that Include Breakpoints
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Columbus Circle Technology and Communications Portfolio	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Old Mutual Large Cap Growth Portfolio	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
Old Mutual Large Cap Growth Concentrated Portfolio	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
Old Mutual Mid-Cap Portfolio	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Old Mutual Select Value Portfolio	0.40%	0.35%	0.30%	0.25%	0.20%	0.15%	0.10%
Old Mutual Small Cap Portfolio	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Small Cap Growth Portfolio	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%

Sub-Advisory Fees without Breakpoints
Old Mutual Growth II Portfolio	0.475%

For each Portfolio, except Old Mutual Growth II Portfolio, the actual fees paid to a Sub-Advisor by the Advisor will be reduced by 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Portfolio. The Advisor is responsible for 100% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid in respect of the Old Mutual Growth II Portfolio.

PORTFOLIO MANAGERS

Information about the portfolio managers’ investments in the Portfolio or Portfolios they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest can be found in Exhibit D to this Statement of Additional Information.

THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Advisor, and an indirect, wholly-owned subsidiary of the Advisor’s parent, Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement, by a majority vote of the outstanding securities of the

Trust upon not more than 60 days’ written notice by either party, or upon its assignment, as defined in the 1940 Act, by the Distributor.

From time to time, the Distributor or one or more of its corporate affiliates may make payments to insurance companies and other intermediaries who support the sale of Portfolio shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2006, the Distributor and/or its corporate affiliates paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust:

Allmerica Financial Life Insurance Co	1,011
American United Life - Annuity	61,227
Annuity Investors Life	123,442
Empire Fidelity Investments	80,269
Fidelity Investments Life Insurance Co	854,786
First Variable Life Insurance Co	8,310
GE Life & Annuity Co	59,381
Great West Life & Annuity	7,673
MONY Life Insurance Co.	93,388
Morgan Stanley	86
Ohio National Life Insurance Co.	7,032

For the calendar year ended December 31, 2006, the Trust did not pay intermediaries out of its own assets for recordkeeping support (i.e., sub-transfer agency and other administrative) services provided to the Trust.

THE ADMINISTRATOR

For the fiscal years ended December 31, 2004, 2005, and 2006, respectively, each of the Portfolios listed below paid the following administration fees:

PORTFOLIO	FEES PAID			FEES WAIVED
	2004	2005	2006	2004	2005	2006
Columbus Circle Technology and Communications Portfolio	$222,238	$145,924	NA	$0	$0	NA
Growth II Portfolio	$83,839	$57,207	NA	$0	$0	NA
Large Cap Growth Portfolio	$46,035	$32,843	NA	$0	$0	NA
Large Cap Growth Concentrated Portfolio	$178,565	$106,379	NA	$0	$0	NA
Mid-Cap Portfolio	$54,673	$60,560	NA	$0	$0	NA
Select Value Portfolio	$103,069	$69,611	NA	$0	$0	NA

Small Cap Portfolio	$238,180	$162,728	NA	$0	$0	NA
Small Cap Growth Portfolio	$6,834	$4,540	NA	$0	$0	NA

No administration fees were waived for the fiscal years ended December 31, 2004, 2005, and 2006. The Administrative Services Agreement between the Trust and Old Mutual Fund Services (“OMFS”), dated January 25, 2001, was assigned by OMFS to OMCAP effective December 31, 2005. As a result, OMCAP is responsible for providing the administrative services that were previously provided to the Trust by OMFS. However, OMCAP’s fee for providing such administrative services are included in the Advisory Agreements and no separate administrative service fee are payable to OMCAP under the Administrative Services Agreement. The Management Agreement with OMCAP provides for OMCAP to provide the administrative services that were previously provided to the Trust by OMFS.

THE SUB-ADMINISTRATOR

OMFS and SEI Investments Mutual Fund Services (the “Sub-Administrator”) entered into an amended and restated Sub-Administrative Services Agreement (the “Sub-Administrative Agreement”) on January 1, 2001, pursuant to which the Sub-Administrator assists the Advisor in connection with the administration of the business and affairs of the Trust. On January 1, 2006, the Sub-Administrative Agreement was assigned to the Advisor, in connection with the assignment of the Administrative Agreement from OMFS to the Advisor. SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Advisor pays the Sub-Administrator fees at the greater of an annual rate based on the combined average daily net assets of the Trust, Old Mutual Advisor Funds II and Old Mutual Advisor Funds calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion or an annual rate of $550,000 per Portfolio in the Trust, Old Mutual Advisor Funds II and Old Mutual Advisor Funds. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than ninety (90) days’ prior written notice to the other party.

For the fiscal years ended December 31, 2004 and 2005, OMFS paid the Sub-Administrator, and for the fiscal year ended December 31, 2006, the Advisor paid the Sub-Administrator, the following sub-administration fees in conjunction with the Sub-Administrative Services Agreement between OMFS and the Sub-Administrator dated January 25, 2001:

PORTFOLIO	FEES PAID
	2004	2005	2006

Columbus Circle Technology and Communications Portfolio	$31,674	$32,511	$33,786
Growth II Portfolio	$11,964	$12,747	$14,096
Large Cap Growth Portfolio	$6,630	$7,310	$7,552
Large Cap Growth Concentrated Portfolio	$25,483	$23,673	$24,914
Mid-Cap Portfolio	$7,999	$13,597	$15,868
Select Value Portfolio	$14,762	$15,483	$16,893
Small Cap Portfolio	$33,920	$36,134	$35,568
Small Cap Growth Portfolio	$970	$1,009	$1,106

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. Old Mutual Fund Services serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. Old Mutual Fund Services also performs development and maintenance services on the web site that references the Trust and the Portfolios. Old Mutual Shareholder Services, Inc. (“Old Mutual Shareholder Services”), an affiliate of the Advisor and an indirect wholly-owned subsidiary of the Advisor’s parent, Old Mutual (US) Holdings, Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement with Old Mutual Fund Services. The principal place of business of Old Mutual Shareholder Services is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services (“Third-Party Services”) relating to the Trust to persons who beneficially own interests in the Trust, such as participants in Qualified Plans. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request.

CUSTODIAN

U.S. Bank, N.A. (“Custodian”), 123 South Broad Street, PA-1249, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accountants of the Trust.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor is authorized to select brokers and dealers to effect securities transactions for each Portfolio. The Advisor and Sub-Advisors will generally seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Advisor and Sub-Advisors generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Advisor and Sub-Advisors seek to select brokers or dealers that offer the Portfolios best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Advisor and Sub-Advisors may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Portfolios. The Advisor will not direct brokerage to a broker-dealer as compensation for the sale of Portfolio shares.

The Advisor and Sub-Advisors may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Advisor or Sub-Advisors. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

Information so received by the Advisor and Sub-Advisors will be in addition to and not in lieu of the services required to be performed by the Advisor and Sub-Advisors under the Advisory Agreement and Sub-Advisory Agreements. If, in the judgment of the Advisor or a Sub-Advisor, the Portfolios or other accounts managed by the Advisor or Sub-Advisor will be benefited by supplemental research services, the Advisor and Sub-Advisors are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor and Sub-Advisors will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to each Portfolio or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisor will find all of such services of value in advising the Portfolios.

The Advisor and Sub-Advisors are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, the services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Portfolios may request that the Advisor and Sub-Advisors direct the Portfolios’ brokerage to offset certain expenses of the Portfolios. The Advisor and Sub-Advisors attempt to fulfill directed brokerage subject to achieving best execution. Although the Advisor and Sub-Advisors attempt to satisfy the Portfolios’ direction requests, there can be no guarantee that they will be able to do so. In certain circumstances the directed broker may not offer the lowest commission or commission equivalents rate. This may cause the Portfolios to pay a higher rate of commission than might otherwise have been available had the Advisor or Sub-Advisor been able to choose the broker or dealer to be utilized.

By directing a portion of a portfolio’s generated brokerage commissions, the Advisor and Sub-Advisors may not be in a position to negotiate brokerage commissions or commission equivalents on a Portfolio’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Advisor or Sub-Advisor. In cases where the Portfolios have instructed the Advisor or Sub-Advisors to direct brokerage to a particular broker or dealer, orders for the Portfolios may be placed after brokerage orders for accounts that do not impose such restrictions.

The Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolios for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Advisor may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Portfolios’ or the Trust’s expenses. The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Advisor and Sub-Advisors are not permitted to compensate a broker-dealer for selling Portfolio shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Portfolio’s shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio. Nonetheless, the fact that a broker-dealer sells Portfolio shares does not prohibit the Advisor or Sub-Advisors from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, the Advisor has adopted, and the Trust’s Board of Trustees has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Portfolio’s portfolio securities transactions from taking into account the brokers’ and dealers’ promotion or sale of Portfolio shares or shares of any other registered investment company and (2) the Trust and its investment Advisor and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Portfolio shares or shares of any other registered investment company.

The SEC requires the Trust to provide certain information on the securities of the Portfolios’ regular brokers or dealers (or their parents) held by the Portfolios during their most recent fiscal year. The following table identifies those brokers or dealers and the value of the Portfolios’ aggregate holdings of the securities of each such issuer as of December 31, 2006.

Portfolio	Broker-Dealer	Aggregate Value

Growth II Portfolio	Blackrock Greenhill T. Rowe Price Group TD Ameritrade Holding	$236,000 $98,000 $348,000 $263,000

Large Cap Growth Portfolio	Charles Schwab Goldman Sachs Group T. Rowe Price Group	$145,000 $337,000 $130,000

Large Cap Growth Concentrated Portfolio	Charles Schwab Goldman Sachs Group	$1,483,000 $1,922,000

Mid-Cap Portfolio	Greenhill Janus Capital Group	$62,000 $9,000

Select Value Portfolio	JPMorgan Chase Morgan Stanley	$1,237,000 $1,718,000

Small Cap Portfolio	AllianceBernstein Holding Ram Holdings	$690,000 $286,000
Small Cap Growth Portfolio	GFI Group Greenhill	$28,000 $42,000

For the fiscal years ended December 31, 2004, 2005, and 2006, the Portfolios paid brokerage fees as follows:

	Total Amount Of Brokerage Commissions Paid In 2004	Total Amount Of Brokerage Commissions Paid In 2005	Total Amount Of Brokerage Commissions Paid In 2006
Growth II Portfolio(1)	$101,779	$42,610	$125,722
Large Cap Growth Portfolio(1)	$41,502	$30,065	$91,552
Large Cap Growth Concentrated Portfolio(1)	$217,729	$101,092	$306,981
Mid-Cap Portfolio(1)	$193,843	$135,043	$333,433
Select Value Portfolio	$281,748	$139,218	$118,570
Small Cap Portfolio(1)	$982,501	$555,158	$580,013
Small Cap Growth Portfolio(1)	$24,356	$7,587	$28,526

(1)           The total brokerage commissions paid by each noted Portfolio in 2006 was higher than the total brokerage commissions paid in prior periods, which was primarily due to an increase in turnover of portfolio investments in each of the Portfolios.

PROXY VOTING

The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Portfolios’ investments. The Guidelines generally assign proxy voting responsibilities for each Portfolio to the investment Advisor or Sub-Advisor responsible for the management of such Portfolio. If an investment Advisor or Sub-Advisor to a Portfolio that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisors Act of 1940, that Advisor will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the Advisor and the Sub-Advisors.

DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of Shares of beneficial interest with a par value of $0.001 per Share. The Trustees may, from time to time, authorize the division of the Shares into one or more series, each of which constitutes a Portfolio. Each Share of a Portfolio represents an equal proportionate interest in that Portfolio with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders of that Portfolio. All consideration received by the Trust for Shares of any Portfolio and all assets in which such consideration is invested belong to that Portfolio and are subject to the liabilities related thereto.

Voting Rights, Shareholder Liability And Trustee Liability

Each Share held entitles a shareholder to one vote for each dollar of net asset value of Shares held by the shareholder. Shareholders of each Portfolio of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding Shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) the trusteeship of any Trustee who has died shall be terminated upon the date of his death.

Under current law, a separate account of an insurance company that offers Portfolio shares in VA Contracts and VLI Policies (“Participating Insurance Company”) is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all Shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations and the complaining party was held riot to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy. Shares of each Portfolio are offered on a continuous basis.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company’s separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a “Business Day”). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the “NYSE”) (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under “Net Asset Value”) next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor’s opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio’s ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners or VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Trust or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company, Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio’s securities is not reasonably practicable, or for such other periods as the SEC has permitted by order. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Advisor, the Sub-Advisor, the Transfer Agent and/or the Custodian are not open for business.

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the New York Stock Exchange: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN-KIND. It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect portfolio operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value”, and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Portfolio at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind.

PURCHASES IN-KIND. In certain circumstances, shares of the Portfolios may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” The Advisor is authorized, in its discretion, to effect purchase in-kind transactions for a Portfolio that meet certain conditions, which include, but are not limited to, the following:

1.            Purchase in-kind transactions must not dilute the interests of a Portfolio or its existing shareholders and, accordingly, must be effected at a Portfolio’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Portfolio.

2.

The Portfolio’s pricing agent shall value the securities tendered in the same manner in which the Portfolio’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

3.	The securities tendered must be “eligible” securities. Eligible securities are securities that:

meet the criteria for investment in the Portfolio by being, at a minimum, consistent with the Portfolio’s investment objective, strategy and restrictions, as set forth in the Portfolio’s prospectus and statement of additional information;

are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and

have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.

4.	One or more portfolio managers disclosed in the Portfolio’s prospectus shall have approved the securities being tendered.
5.	Securities contributed to a Portfolio must be acquired for investment purposes and not for resale.
6.

Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Portfolio.

The Advisor retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of a Portfolio or its existing shareholders. Investors interested in effecting a purchase in-kind should furnish the Advisor with a list of the securities proposed to be delivered and the Advisor will inform the investor of the securities, if any, acceptable to the Portfolio. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Portfolio, along with the securities. Portfolio shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Portfolio has settled - usually within 15 days following the in-kind purchase. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors interested in purchasing Portfolio shares using securities should contact the Advisor for more information.

DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange are valued at the last sale price. Portfolio securities quoted on a national market system are valued at the official closing price, or if there is none, at last sales price. Other securities are quoted at the most recent bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price, on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recently quoted bid price. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Trust, if any, are valued at their fair value as determined in good faith by the Board of Trustees.

An example showing how to calculate the net asset value per share is included in each Portfolio’s financial statements, which are incorporated by reference into this Statement of Additional Information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus. The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

The following discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company (“RIC”) that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner or VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders an amount at least equal to the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess of net short-term capital gain over net long term capital loss) (“Distribution Requirement”). In addition to the Distribution Requirement, each Portfolio must meet several other requirements. Among these requirements are the following: (i) each Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Portfolio’s business of investing in such stock, securities or currencies, and net income derived from certain publicly traded partnerships (the “Income Requirement”); (ii) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or, collectively, in securities of certain publicly traded partnerships (the “Asset Diversification Test”). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test, although no Portfolio has requested such a ruling to date.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not “directly related” to a Portfolio’s principal business may, under regulations authorized in 1986 but not yet issued, be excluded from qualifying income.

If a portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. Such distributions would generally be taxed as ordinary dividends to the extent of the Portfolio’s accumulated earnings and profits.

From time to time, legislation has been proposed that would treat a redemption of shares of the Portfolios by VA Contracts and VLI Policies as a taxable transaction to the VA Contract owner or VLI Policy owner, and it can be expected that similar proposals may be introduced in Congress in the near future. The Trust cannot predict what proposals, if any, might be enacted or whether such proposals, if enacted, would apply retroactively to shares of the Portfolios that are issued and outstanding as of the date of enactment.

PORTFOLIO DISTRIBUTIONS. Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

ADDITIONAL INTERNAL REVENUE SERVICE REQUIREMENTS. The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on segregated asset accounts of insurance companies as a condition of maintaining the tax deferred status of VA Contracts and VLI Policies (see “Section 817(h) Diversification Requirements” below).

TAX TREATMENT OF IN-KIND PURCHASES. If a Portfolio receives securities from an investor in exchange for shares of the Portfolio, the Portfolio will generally be treated as having acquired the securities by purchase from the investor. The Portfolio's tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Portfolio’s holding period in the securities will begin on that date.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

WITHHOLDING. In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss for income and excise tax purposes. Such Code Section 988 gains or losses will increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares.

HEDGING TRANSACTIONS. Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolios may enter into will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Portfolios may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolios of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolios (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Portfolios (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under section 1259 of the Code if a Portfolio holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

The Distribution Requirement and the Asset Diversification Test (requirements relating to each Portfolio’s tax status as a RIC that are described above) may limit the extent to which a Portfolio will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 10, 2007. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax Advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (in this case,, the assets of the Portfolios that underlie such accounts), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company ( the Asset Diversification Test described above under “Taxes”) and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies (the “Safe Harbor”). Provided that all of the beneficial interests in the Portfolios are owned by one or more (1) insurance companies in their general account or in segregated asset accounts, or (2) fund managers in connection with the creation or management of a regulated investment company or trust, the diversification requirements of section 817 will be applied on a look-through basis to the assets held by the Portfolios, and the interests in the Portfolios held by the segregated asset accounts will be disregarded.

The Treasury Regulations amplify the diversification standards set forth in Section 817 (h) for segregated asset accounts that cannot satisfy the Safe Harbor. Under the regulations, an investment portfolio will be deemed adequately diversified if, as of the close of each calendar quarter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer. Certain Portfolios holding Treasury securities may be able to avail themselves of an alternative diversification test provided under the Treasury Regulations in lieu of reliance upon the Safe Harbor.

Each Portfolio will be managed with the intention of enabling segregated asset accounts funding the VA Contracts and VLI Policies to comply with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

PERFORMANCE INFORMATION

From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company’s separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. The Portfolio’s results also should be considered relative to the risks associated with its investment objectives and policies.

The Portfolio’s results will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period.

Effective January 1, 2006 (February 10, 2007 with respect to Ashfield), the Sub-Advisors replaced Liberty Ridge Capital in providing portfolio management services to the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, Old Mutual Mid-Cap Portfolio, Old Mutual Select Value Portfolio, Old Mutual Small Cap Portfolio and the Old Mutual Small Cap Growth Portfolio. The performance of the Portfolios prior to January 1, 2006 will therefore not be indicative of future performance.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP (“PWC”) located at 1670 Broadway, Suite 1000, Denver, Colorado serves as the independent registered public accountants for the Trust. PWC provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Portfolio for the fiscal year ended December 31, 2006 and the report of the independent auditors for that year are included in the Trust’s Annual Report to Shareholders, dated December 31, 2006.

The financial statements for each Portfolio in the Trust's Annual Report have been audited by PWC and are incorporated by reference into the Statement of Additional Information in reliance on the report of PWC independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification code maintained by Bloomberg L.P.

BOND RATINGS

Moody’s Investors Service, Inc.

PREFERRED STOCK RATINGS

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest -rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or minus (-)

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classifications “aa” through “bb” The (-) modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A

Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated “Baa” are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.

(...) (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation;
3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters . However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’ , ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the following of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus ( + ) or minus ( - ): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A- l

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard s Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign ( + ). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A- 2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A- 3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC ,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “ + “ to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

NOTES

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘Fl’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBIT A

Old Mutual Advisor Funds II

Old Mutual Advisor Insurance Series Fund II

Proxy Voting Guidelines

These Proxy Voting Guidelines (the “Guidelines”) are being adopted by the Board of Trustees of the Old Mutual Advisor Funds II and the Old Mutual Advisor Insurance Series Fund II (collectively, “OMAF II” or “Old Mutual Advisor Funds II”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”). OMAF II recognizes that proxies have an economic value and in voting proxies, OMAF II seeks to maximize the value of our investments and our shareholders’ assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio’s investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, OMAF II generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective OMAF II portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a OMAF II Fund that invests in voting securities. If an investment adviser to a OMAF II Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds’ assets.

OMAF II’s Guidelines as they relate to certain common proxy proposals are summarized below along with OMAF II’s usual voting practice. As previously noted, an adviser or sub-adviser to OMAF II will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o

We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director’s or officer’s legal defense was unsuccessful.

_________________________

1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

EXH-A-1

o

We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

o

We will evaluate on a CASE-BY-CASE basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

o	We generally vote FOR proposals seeking to ratify the selection of auditors.

o     We will evaluate on a CASE-BY-CASE basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o     We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

o

We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than the majority of disinterested shares.

o	We will evaluate on a CASE-BY-CASE basis proposals seeking: (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

o     We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition and cashout statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments; (7) by

EXH-A-2

shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

o

We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting absent compelling reasons; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

o

We will evaluate on a CASE-BY-CASE basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; (5) requesting opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter bylaw amendments.

Corporate Governance

o     We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; (2) regarding reincorporation; and (3) give the board the ability to amend the bylaws in addition to shareholders.

o	We generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.
o	We will evaluate on a CASE-BY-CASE basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

o     We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create “declawed” blank check preferred stock.

o

We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

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o

We will evaluate on a CASE-BY-CASE basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; (10) regarding recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder return.

Executive and Director Compensation

o     We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (9) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (10) seeking to put option repricings to a shareholder vote; (11) requesting the company to expense stock options; (12) advocating the use of performance-based equity awards; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

o

We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate.

o

We will evaluate on a CASE-BY-CASE basis proposals: (1) regarding compensation plans; (2) regarding employee stock purchase plans; (3) seeking to ratify or cancel golden or tin parachutes; (4) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (5) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (6) by management seeking approval to reprice options; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

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Mergers and Corporate Restructurings

o	We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.
o	We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o     We will evaluate on a CASE-BY-CASE basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o     We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations; (7) seeking to amend the company’s EEO policy to include sexual orientation; (8) requesting reports on greenhouse gas emissions; (9) requesting reports on the feasibility of developing renewable energy sources; and (10) requesting a report on policies and initiatives related to social, economic, and environmental sustainability.

o

We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms (GMOs); (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company; (15) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries; (16) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge (17) calling for a reduction in greenhouse gas emissions by specified amounts within restrictive time frames unless special

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circumstances; (18) seeking to invest in renewable energy sources; and (19) seeking the adoption of specific committee charter language regarding diversity.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restrains on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) seeking to adopt the CERES Principles; (8) seeking to adopt a comprehensive recycling strategy; (9) seeking to review ways to link executive compensation to social factors; (10) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (11) seeking to implement certain human rights standards; (12) seeking to endorse or increase activity on the MacBride Principles; (13) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (14) requesting a company to increase the diversity of the board; (15) requesting reports on assessing economic risks of environmental performance; (16) requesting reports outlining the impact of the health pandemic on the company’s Sub-Saharan operations; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee review and report outlining the company ‘s operations in Iran.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

OMAF II recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a OMAF II Fund, the Old Mutual Advisor Funds II themselves will not have a conflict of interest with fund shareholders in the voting of proxies. OMAF II expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective OMAF II Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Disclosure of Proxy Voting Guidelines and Record

OMAF II will fully comply with all applicable disclosure obligations under the Rule. These include the following:

•

Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. OMAF II Fund website, SEC web site, and toll free phone number).

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•	Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

•       Disclosure in shareholder reports and in the SAI that information regarding how OMAF II voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

OMAF II will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

OMAF II will respond to all requests for guideline descriptions or proxy records within three business days of such request.

Maintenance of Proxy Voting Records

OMAF II’s administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a OMAF II Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to OMAF II will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated: August 2005

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EXHIBIT B

OLD MUTUAL CAPITAL, INC. PROXY VOTING POLICIES

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OM Capital”) recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-Advisors, such sub-Advisors are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

•	Approving OM Capital’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing the proxy voting policies of sub-Advisors;
•	Acting as a resource for sub-Advisors on proxy matters, when requested.

The Committee reviews each sub-Advisor’s proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-Advisors in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-Advisors are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital’s Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES

Sub-Advisor Proxy Voting Reports

Each sub-Advisor is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-Advisor also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

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Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Various reports prepared according to the above procedures; and
o	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-Advisor will maintain the records required to be maintained under the federal securities laws.

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ASHFIELD CAPITAL PARTNERS, LLC

PROXY VOTING POLICY AND PROCEDURES

(a)	Proxy Voting

Introduction

Rule 206(4)-6 under the Advisors Act requires every investment Advisor to adopt and implement written policies and procedures, reasonably designed to ensure that the Advisor votes proxies in the best interest of its clients. The Rule further requires the Advisor to provide a concise summary of the Advisor’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the Advisor disclose to clients how they may obtain information on how the Advisor voted their proxies.

ASHFIELD CAPITAL PARTNERS, LLC (“Ashfield”) votes proxies for its ERISA clients, unless the Trustees of the plan expressly reserve voting rights in a written document. In addition to the ERISA accounts, we currently have agreements to vote proxies with our Managed Account Programs (WRAP) and clients whose written investment guidelines require it. Therefore we have adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Chief Compliance Officer, Chief Executive Officer or Chief Investment Officer.

Policy

It is our policy to vote all proxies for which we have voting authority in the best interest of our clients. Ashfield will not be obligated to vote, may refrain from voting and will not be required to direct the client’s agent to vote proxies on behalf of the client, unless otherwise agreed to in writing. Ashfield acknowledges its role as a fiduciary with regard to all managed ERISA accounts and will vote proxies for those accounts the Department of Labor has defined as ERISA accounts, unless the Trustees of the plan expressly reserve voting rights in a written document. In making proxy decisions, our guiding principle is to act solely in the interests of the plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. We will consider those factors that would affect the value of the plan’s investment and consequently the interests derived from such investments to the plan participants. In addition to the ERISA accounts, we currently have agreements to vote proxies with our Managed Account Programs (WRAP) and clients whose written investment guidelines require it. In all other cases, the client shall retain proxy-voting authority. After careful review and consideration, Ashfield has adopted Institutional Shareholder Services (ISS) Proxy Voting Guidelines as our own. The outsourcing of this process allows us to take advantage of the extensive research ISS performs on all companies for which it votes proxies in an effort to provide the greatest economic benefit to the client. A comprehensive Summary of those Guidelines is attached to this document as Exhibit A. Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Cost of voting and reporting on these special policies will be at the expense of the client.

What are Potential Conflicts of Interest?

The portfolio managers and management of Ashfield have not identified any immediate conflicts of interest with regard to voting client proxies. However, we have determined that a material conflict of interest could potentially occur in voting proxies in the following instances:

EXH-B-3

1.

When a client is on the executive committee or on the Board of Directors of a firm we invest in and their interests were adverse to the interests of the plan or participants or beneficiaries of the plan.

2.

When an employee of the firm has a personal interest in the outcome of a particular matter for which a proxy vote is being solicited (i.e., the employee had a relative on the Board of Directors of a particular company that a proxy vote is being solicited.)

3.	When an employee of the firm has a personal or business relationship with corporate directors or candidates for corporate directors of a company a proxy vote is being solicited.

How Material Conflicts of Interest Would Be Resolved:

In the unlikely event that a potential material conflict of interest should arise, Ashfield will attempt to resolve it in one of the following ways

1.	Vote the proxy based on our pre-determined policy and document why it is in the client’s best economic interest to vote according to our established policy.
2.

Abstain from voting proxies if we feel a conflict of interest would occur and allow the client/trustee to vote or select a third party to vote the proxy. In these instances, the conflict of interest will be documented and records maintained.

3.	Disclose the conflict to the client and obtain their consent prior to voting the document why the client’s best economic interests are maintained.

How to Request a Copy of or Policy and Procedures:

A copy of the Ashfield Proxy Policies and Procedures is available upon request by contacting our Compliance Officer at 415 391-4747. Individual client voting records for clients that we have voting authority are available upon request by contacting our Director of Client Services at 415 391-4747 or by mail at Ashfield Capital Partners, LLC, 750 Battery Street, Suite 600, San Francisco, CA 94111.

Ashfield’s Proxy Voting Procedures

We have retained Institutional Shareholder Services, Inc. (ISS) as our Proxy Service Provider for all securities held in accounts that we have a fiduciary obligation to vote as described above. As our Proxy Service Provider, ISS shall be responsible for executing all proxy vote instructions according to our adopted Proxy Voting Guidelines as well as maintaining the records of votes cast.

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Procedures:

The following steps are taken to track proxy voting:

1.

Ashfield provides ISS with a weekly electronic position file in order for ISS to reconcile ERISA account positions held with upcoming meetings. Portfolio holdings will match the record date and the corresponding proxies it receives.

2.	Portfolio Administrators identify new accounts that may fall under ERISA Proxy Voting Guidelines and review closed ERISA accounts for which Ashfield no longer has discretion to vote such shares.

3.

When a new account is opened with proxy voting authority, a Portfolio Administrator will immediately advise the custodian that Ashfield will act as fiduciary on the account and all proxies should be delivered directly to ISS for vote processing.

4.

ISS maintains a record of portfolio securities as of the record date for each portfolio company’s meeting. A record is kept relating to the actual votes for each specific account voted which includes: the company and meeting; the number of shares voted on; the issues voted upon and how they were voted. Ashfield’s Director of Client Services reviews the vote record daily via http://votex.issproxy.com to monitor all proxy activity. Vote summary reports can be generated at any time via this web site or requested from ISS.

5.	On a quarterly basis, the Director of Client Services will forward a record of the proxies voted to the Chief Investment Officer for review.

6.

In the unlikely event of a potential material conflict of interest or for a special issue, Ashfield has the right to overwrite any vote recommended or cast by ISS. The Proxy Committee will investigate all material conflicts of interest, evaluate the situation and propose a resolution.

Ashfield Proxy Committee Members:

J. Stephen Thornborrow, Principal and Chief Investment Officer, is responsible for supervision of policy and review of any non-standard, unique or extraordinary proxy proposals in order to determine how proxy will be voted.

Susan S. Baer, Chief Financial and Administrative Officer, is responsible for maintenance of policy and procedures and identifying potential conflicts of interests.

Ellin A. Purdom, Director of Client Services, is responsible for administration of policy and maintaining the required books and records in accordance with established policy and procedures.

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What Types of Accounts are Covered by ERISA?

Typically an employee benefit plan is covered by ERISA unless it is (1) an individual retirement account or annuity established by an individual employee to which his/her employer does not contribute; (2) a plan which covers only the sole owner of a business (incorporated or unincorporated) and/or his/her spouse; (3) a partnership pension plan which covers only partners and their spouses; or (4) a governmental plan. ERISA accounts include those established by pension plans, profit sharing and 401 (K) plans and their trusts.

EXHIBIT A

Summary of Guidelines

ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

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Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board
•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance.

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Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated

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•	Conflicts of interest
•	Other alternatives for the business
•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders' position
•	Terms of the offer
•	Financial issues
•	Management's efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

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•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

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•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executives and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

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Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

(b)	Animal Rights

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Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

(c)	Genetically Modified Foods

Vote Case-By-Case on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternately to provide interim labeling and eventually eliminate GMOS’s, taking into account.

•	The costs and feasibility of labeling and/or phasing out
•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs
•	Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

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•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

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•	Whether restrictions on marketing to youth extend to foreign countries

(d)	Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.
(e)
(f)	Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

(g)
(h)	Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

(i)	Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

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Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.
(j)	Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.
(k)	Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee

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•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country

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•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

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•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.
(l)	Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation
(m)	Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements
•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

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10. Mutual Fund Proxies

Election of Directors

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure
•	Director independence and qualifications
•	Attendance at board and committee meetings.

Votes should be withheld from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity
•	Votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

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Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund's target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

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Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

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Change the Fund’s Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without

Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations

The performance of other funds under the advisor’s management.

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Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable ASHFIELD to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

ASHFIELD shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Service who will obtain proxy voting information from client agreements.

As part of the account opening procedure, Portfolio Administrators and Managed Account Specialists will inform the Director of Client Service that ASHFIELD will vote proxies for the new client.

2.	ASHFIELD shall work with the client to ensure that ASHFIELD’s designee, ISS, receives proxy voting materials from companies or intermediaries.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to ASHFIELD.

3.

The Chief Executive Officer and Assistant Portfolio Manager will reasonably try to assess any material conflicts between ASHFIELD’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

4.

So long as there are no material conflicts of interest identified, ASHFIELD will vote proxies according to the policy set forth above. ASHFIELD may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.     ASHFIELD is not required to vote every client proxy and such should not necessarily be construed as a violation of ASHFIELD’s fiduciary obligations. ASHFIELD shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an Advisor’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the Advisor engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.

The Chief Compliance Officer shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ASHFIELD believes it may be in its clients’ best interest for ASHFIELD not to vote a particular proxy. The Chief Compliance Officer shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by ASHFIELD.

7.

If the Chief Investment Officer or Director of Client Service detect a conflict of interest, ASHFIELD will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which

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ASHFIELD should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ASHFIELD.

8.

The Compliance Officer will report any attempts by ASHFIELD’s personnel to influence the voting of client proxies in a manner that is inconsistent with ASHFIELD’s Policy. Such report shall be made to ASHFIELD’s CEO, or if the CEO is the person attempting to influence the voting, then to ASHFIELD’s outside counsel.

9.	All proxy votes will be recorded and the following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares ASHFIELD is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not ASHFIELD cast its vote on the matter;

9.	How ASHFIELD cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether ASHFIELD cast its vote with or against management; and

11.	Whether any client requested an alternative vote of its proxy.

In the event that ASHFIELD votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires ASHFIELD to vote a certain way on an issue, while ASHFIELD deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

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Conflicts of Interest

Although ASHFIELD has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪

Conflict: ASHFIELD retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in ASHFIELD’s client portfolios. For example, ASHFIELD may be retained to manage ASHFIELD’s pension fund. ASHFIELD is a public company and ASHFIELD client accounts hold shares of ASHFIELD. This type of relationship may influence ASHFIELD to vote with management on proxies to gain favor with management. Such favor may influence ASHFIELD’s decision to continue its advisory relationship with ASHFIELD.

▪

Conflict: ASHFIELD retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in ASHFIELD’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: ASHFIELD’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an ASHFIELD employee may be a high-level executive of an issuer that is held in ASHFIELD’s client portfolios. The spouse could attempt to influence ASHFIELD to vote in favor of management.

▪

Conflict: ASHFIELD or an employee(s) personally owns a significant number of an issuer’s securities that are also held in ASHFIELD’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence ASHFIELD to vote proxies in contradiction to the policy.

▪

Conflict: ASHFIELD or its affiliate has a financial interest in the outcome of a vote, such as when ASHFIELD receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under

Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

ASHFIELD realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Chief Executive Officer and/or Assistant Portfolio Manager of any material conflict that may impair ASHFIELD’s ability to vote proxies in an objective manner. Upon such notification, the Chief Executive Officer will notify its legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within ASHFIELD to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Executive Officer. The Chief Executive Officer should then report the attempt to legal counsel.

The Chief Executive Officer should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of ASHFIELD’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). (NAME) will use the form included as Attachment A

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to this document. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

ASHFIELD must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. (NAME) will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of ASHFIELD must be promptly reported to the Chief Executive Officer and/or Assistant Portfolio Manager. All written requests must be retained in the permanent file.

▪

The Chief Executive Officer or Assistant Portfolio Manager will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Executive Officer and/or Assistant Portfolio Manager will distribute to any client requesting proxy voting information the complete proxy voting record of ASHFIELD for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[2]

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Advisor ASHFIELD. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

_________________________

2               For clients who have provided ASHFIELD with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how ASHFIELD voted clients not providing direction.

EXH-B-34

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy Voting Policy and Procedures:

▪	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: ASHFIELD is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	ASHFIELD Proxy Voting Record.

▪	Documents prepared or created by ASHFIELD that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪	ASHFIELD will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is ASHFIELD’s policy to not reveal or disclose to any client how ASHFIELD may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ASHFIELD will never disclose such information to unrelated third parties.

The Chief Executive Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Executive Officer shall handle all responses to such solicitations.

EXH-B-35

Attachment A

ASHFIELD CAPITAL PARTNERS, LLC

Report of Proxy Voting Conflicts

To:	[Legal Counsel]

From:	(NAME)

Date:	<DATE>

Re:	Proxy Voting Conflict of Interest

________________________________________________________________________

Rule 206(4)-6 (the “Rule”) under the Investment Advisors Act of 1940 (“Advisors Act”) requires every investment Advisor to adopt and implement written policies and procedures, reasonably designed to ensure that the Advisor votes proxies in the best interest of its clients. A challenging aspect to Rule 206(4)-6 has been an Advisor’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Signature:

Date:

EXH-B-36

Columbus Circle Investors

PROXY VOTING POLICY

2006

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)        provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)        applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)        monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

EXH-B-37

II.Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.            When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors
•	Approval of auditors/CPA
•	Directors' liability and indemnification
•	General updating/corrective amendments to charter
•	Elimination of cumulative voting
•	Elimination of preemptive rights

EXH-B-38

2.            When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights
•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
•	Stock purchase plans with an exercise price of not less than 85% FMV
•	Stock option plans that are incentive based and not excessive
•	Reductions in supermajority vote requirements
•	Adoption of antigreenmail provisions

3.            When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
•	Classified or single-slate boards of directors
•	Reincorporation into a state that has more stringent anti-takeover and related provisions
•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

EXH-B-39

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
•	Amending articles to relax quorum requirements for special resolutions
•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act
•	Re-election of director(s) who holds offices of chairman and CEO
•	Re-election of director(s) who serve on audit, compensation and nominating committees
•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
•	Adoption of option plans/grants to directors or employees of related companies
•	Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.            When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders
•	Election of the board on an annual basis
•	Equal access to proxy process
•	Submit shareholder rights plan poison pill to vote or redeem
•	Undo various anti-takeover related provisions

EXH-B-40

•	Reduction or elimination of super-majority vote requirements
•	Anti-greenmail provisions
•	Submit audit firm ratification to shareholder votes
•	Audit firm rotations every five or more years
•	Requirement to expense stock options
•	Establishment of holding periods limiting executive stock sales
•	Report on executive retirement benefit plans
•	Require two-thirds of board to be independent
•	Separation of chairman and chief executive posts

2.            When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected
•	Restoring cumulative voting in the election of directors
•

Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•

Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases
3.	Additional shareholder proposals require case-by-case analysis
•

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based
•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

EXH-B-41

•	Shareholder access to nominate board members
•	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

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Copper Rock Capital Partners, LLC

Proxy Voting Policy

(as of December 2006)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Institutional Shareholder Services (ISS) to research and vote proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner. Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override ISS vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and ISS before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS’s independent, objective analysis of leading corporate governance practices and the support

EXH-B-43

of long-term shareholder value. Copper Rock may change its policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator. The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by ISS’s research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS’s Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis. Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

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Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how ISS/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140. The report will be provided free of charge.

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.	Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.

Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

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B.

Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.

Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.

Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.

Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.

Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.

Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E.

Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.

Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

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H.

Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.

Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.

Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F.

Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.	Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

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IV.	Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:
1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
	a.	Animal Testing.
	b.	Animal Experimentation.
	c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
	a.	CERES Principles.
	b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
	a.	MacBride Principles.
14.	Nuclear Power.
	a.	Nuclear Waste.
	b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
	a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.
VII.

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Conflicts of Interest

Investment Advisors who vote client proxies may, from time to time, be faced with situations which present the Advisor with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.	Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisors Act.

➢	Copy of each proxy statement received.
➢	Record of each vote cast.
➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

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LIBERTY RIDGE CAPITAL, INC.

PROXY VOTING POLICY AND PROCEDURES

Introduction

Liberty Ridge Capital, Inc. (“LRC”) recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients’ assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and Procedures and any written guidelines or instructions from our clients. In the event a client’s written guidelines or instruction conflict with what is contained in this Policy and Procedures, the client’s written guidelines or instructions will prevail.

Proxy Oversight Committee

LRC has established a Proxy Oversight Committee (the “Committee”), consisting of the following employees:

Chief Investment Officer (CEO, CIO, PM/Analyst)

Chief Compliance Officer (President, COO)

Portfolio Manager (VP)

Trader (VP)

The Committee is primarily responsible for:

•	Approving LRC’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing reports of proxy votes cast;
•	Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third-party proxy research provider;
•	Seeking to identify and properly address material conflicts of interest that may arise ;
•	Acting as a resource for investment personnel on proxy matters when needed.

Proxy Voting Service

The Committee has authorized the appointment of an independent third-party to provide research on proxy matters and voting recommendations, and to cast votes on behalf of LRC. The independent third party will execute and maintain appropriate records related to the proxy voting process, and LRC will have access to those records. LRC will maintain records of differences, if any, between this Policy and the actual votes cast.

Proxy Voting Guidelines

LRC has reviewed the independent third party’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached to this policy.

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Conflict of Interest Identification and Resolution

LRC seeks to minimize the potential for conflict by utilizing the services of the independent third-party to provide voting recommendations that are consistent with relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (“chinese wall”) as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited. Furthermore, the third-party vendor will periodically provide a list of its clients to LRC, and LRC will compare the client list to meetings voted to identify situations where the independent third party provided recommendations relating to one of its clients. These situations will be summarized and provided to the Committee so that LRC is aware of such situations, and may address any identified conflicts.

While it is generally expected that most proxies will be voted consistent with the research provider’s recommendation, there may be instances where a member of the investment team believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources. These instances are considered an “Override” and all such overrides must be described on the Proxy Voting Override Form and approved by the CIO and CCO and subsequently reported to the Committee. In approving any such Override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, LRC has developed a Proxy Vote Watch List (the “Watch List”). The Watch List, which is maintained by the CCO, summarizes public companies with whom LRC may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

•	Public companies with whom LRC has a current or prospective material business relationship;
•	Public companies for whom LRC directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
•	Public companies where a LRC employee, or spouse of a LRC employee, is a senior officer, director or has a material business relationship;
•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

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In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Duty of Employees

Employees are required to report to the CCO any improper influence regarding proxy voting.

Disclosure to Clients

Liberty Ridge’s Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital, Inc. will provide clients a copy of the complete Policy. LRC will also provide to clients, upon request, information on how their securities were voted. Upon a client’s request, LRC will provide a report of any identified proxy voting conflict and how each conflict was resolved.

Proxy Voting Operational Procedures

Reconciliation Process

LRC and the custodian each provide holdings to the independent third party on a daily basis. Proxy materials are sent to the independent third party, who verifies that materials for future shareholder meetings are received for each record date position. The independent third party researches and resolves situations where expected proxy materials have not been received. The independent third party will also notify LRC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through a third-party vendor’s automated system or when a custodian bank notifies the independent third party of its existence. As a general rule, LRC votes all U.S. and non-U.S. proxies to which LRC is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, LRC may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if LRC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” LRC generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which LRC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

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Proxy Oversight Procedures

1.     LRC prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.

LRC prepares a summary of meetings voted where the company is also included on the list of the third-party vendor’s clients. This summary is reviewed by the Committee on a periodic basis to determine whether potential for conflicts may exist.

3.

LRC also prepares a Proxy Override Summary Report that documents all votes that were overridden during the period. The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (the majority of which are maintained on a third-party automated system);
o	Record of each vote cast;
o	Documentation, if any, created by LRC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and

o           Each written client request for information and a copy of any written response by LRC to a client’s written or oral request for information.

Adopted: as of February 2006

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Munder Capital Management

Munder has adopted and implemented Proxy Voting Policies and Procedures ("Proxy Procedures") and has established a "Proxy Committee" as a means reasonably designed to ensure that Munder votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Munder has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with Munder's Proxy Procedures. The Proxy Committee meets as needed to administer Munder's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of advisory clients.

Munder generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client's account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where Munder does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where Munder does separately review ISS's recommendation, Munder may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, Munder determines that such vote is in the best interests of advisory clients.

Munder generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder will generally refrain from voting or vote with management. Munder is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

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From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder's 1egaVcompliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of advisory clients and to identify any actual or potential conflicts between the interests of Munder and those of the client. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i.)	No Conflict. No conflict of interest is identified.
(ii.)

Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii.)

Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them.

However, to the extent Munder receives instructions of any client, Munder will vote such client's shares in accordance with its instructions. If no instructions are received or approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder will vote the shares in accordance with ISS's recommendation.

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TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or

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otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting

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decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: July 15, 2005

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EXHIBIT C

PENDING LITIGATION

The Trust’s prospectuses describe multiple lawsuits which have been filed against Old Mutual Advisor Funds II, Liberty Ridge, and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the “MDL Litigation”) in the U.S. District Court for the District of Maryland (the “MDL Court”).

The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the “1940 Act”); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorneys’ fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge, Old Mutual Investment Partners, Old Mutual Fund Services, and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds’ adviser and distributor; rescinding PBHG Funds’ management and other contracts with PBHG Funds’ adviser, distributor and other defendants; rescinding PBHG Funds’ 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds’ adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorneys’ and expert fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG

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Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG mutual Funds”); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking:

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compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys’ and experts’ fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys’ and experts’ fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG Mutual Funds”), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J.

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Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys’ and experts’ fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys’ and experts’ fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the “PBHG Mutual Funds”, PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number

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03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys’ and experts’ fees.

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EXHIBIT D

PORTFOLIO MANAGERS

As of December 31, 2006

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
Anthony Rizza	Old Mutual Columbus Circle Technology and Communications Portfolio	None
Tony Y. Dong	Old Mutual Growth II Portfolio	None
Brian S. Matuszak	Old Mutual Growth II Portfolio	None
Andy Y. Mui	Old Mutual Growth II Portfolio	None
George L. Sanders II	Old Mutual Growth II Portfolio	None
Christopher K. McHugh	Old Mutual Growth II Portfolio	None
Tara R. Hedlund	Old Mutual Growth II Portfolio	None
Jason D. Schrotberger	Old Mutual Growth II Portfolio	None
Jerome Castellini	Old Mutual Large Cap Growth Portfolio	None
Robert Takazawa, Jr.	Old Mutual Large Cap Growth Portfolio	None
Scott Pape	Old Mutual Large Cap Growth Portfolio	None
Mark D. Turner	Old Mutual Large Cap Growth Portfolio	None
Robert R. Turner	Old Mutual Large Cap Growth Portfolio	None
Robb J. Parlanti	Old Mutual Large Cap Growth Portfolio	None
Bradley J. Fretz*	Old Mutual Large Cap Growth Portfolio	None
Kelli K. Hill*	Old Mutual Large Cap Growth Portfolio	None
Anthony S. Hooker*	Old Mutual Large Cap Growth Portfolio	None
Peter A. Johnson*	Old Mutual Large Cap Growth Portfolio	None
J. Stephen Lauck*	Old Mutual Large Cap Growth Portfolio	None
Marc W. Lieberman*	Old Mutual Large Cap Growth Portfolio	None
J. Stephen Thornborrow*	Old Mutual Large Cap Growth Portfolio	None
Bradley J. Fretz*	Old Mutual Large Cap Growth Concentrated Portfolio	None
Kelli K. Hill*	Old Mutual Large Cap Growth Concentrated Portfolio	None

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Anthony S. Hooker*	Old Mutual Large Cap Growth Concentrated Portfolio	None
Peter A. Johnson*	Old Mutual Large Cap Growth Concentrated Portfolio	None
J. Stephen Lauck*	Old Mutual Large Cap Growth Concentrated Portfolio	None
Marc W. Lieberman*	Old Mutual Large Cap Growth Concentrated Portfolio	None
J. Stephen Thornborrow*	Old Mutual Large Cap Growth Concentrated Portfolio	None
Mark D. Turner	Old Mutual Large Cap Growth Concentrated Portfolio	None
Robert R. Turner	Old Mutual Large Cap Growth Concentrated Portfolio	None
Robb J. Parlanti	Old Mutual Large Cap Growth Concentrated Portfolio	None
Jerome J. Heppelmann	Old Mutual Mid-Cap Portfolio	None
Jerome J. Heppelmann	Old Mutual Select Value Portfolio	None
Todd McCallister	Old Mutual Small Cap Portfolio	None
Stacey Serafini Thomas	Old Mutual Small Cap Portfolio	None
James B. Bell, III	Old Mutual Small Cap Portfolio	None
Tucker Walsh	Old Mutual Small Cap Growth Portfolio	None
Mike Malouf	Old Mutual Small Cap Growth Portfolio	None

*Indicates new Portfolio Manager to the applicable Portfolio as of February 10, 2007. The dollar range of investments in each Portfolio for the new Portfolio Manager is as of December 31, 2006.

DESCRIPTION OF COMPENSATION STRUCTURE

Ashfield

Portfolio managers are compensated with salary and a discretionary bonus based on personal performance, as well as the firm’s overall performance. In addition to salary and discretionary bonus, the firm offers all employees, including portfolio managers, in-house training and the opportunity for professional development. Employees are encouraged to take courses or pursue continuing education and training in areas specific to our industry and their particular jobs, such as Chartered Financial Analyst or Certified Financial Planner designations. In some cases, expenses will be reimbursed upon completion of the program.

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Columbus Circle Investors

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

•

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

•

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.

•

Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan], which are available to all of Columbus Circle employees.

Copper Rock Capital Partners LLC

Copper Rock compensates the portfolio managers with a competitive fixed salary and potential for bonus. Bonuses are based on the profitability of Copper Rock.  In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.

Eagle Asset Management, Inc.

The compensation package for Eagle portfolio managers consists of three elements: a fixed base salary, an annual bonus, and the option to participate in a deferred compensation program. Portfolio managers receive benefits from Eagle’s parent company, Raymond James Financial (RJF), including a 401(k) program, profit sharing and an Employee Stock Purchase Plan.

•	Base Salary. Portfolio managers are paid a base salary that is competitive with other Portfolio managers in the industry, based on industry surveys.
•	Revenue Sharing Program. Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long-term.

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Each portfolio manager’s revenue-sharing is based on the revenues earned in their specific investment program(s). A portion of Mr. McCalliser’s and Ms. Thomas’ annual revenue sharing bonus is paid in the form of restricted stock in RJF. This stock vests three years after its award.

•

Non-qualified Stock Option Program. Portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the date of the grant, and a portion of the options vest based upon investment performance.

•	Deferred Compensation Program. Mr. McCallister and Ms. Thomas receive additional compensation in the form of a deferred cash compensation arrangement with the firm.

Portfolio manager’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Liberty Ridge Capital

Liberty Ridge Capital, Inc. (“Liberty Ridge”) seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, Liberty Ridge’s compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. Each of these components of compensation is described below.

•

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

•       Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Portfolios, the Portfolios’ primary benchmarks are used) and are based on pre-tax performance over varying periods. Greater emphasis is placed on returns for periods longer than one year and lesser emphasis on one-year returns, which serves to align the compensation of portfolio managers with longer-term positive investment performance. A portion of the bonuses may be based on qualitative factors, such as marketing and client service activities.

•       Phantom Equity Plan. Each portfolio manager is eligible to receive equity incentives in the form of “phantom equity.” Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of Liberty Ridge, as if the portfolio managers were the owners of shares of Liberty Ridge’s common stock. Phantom equity units vest over time, so as to create retention incentives.

•       Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of the Advisor.

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•

Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge.

Munder Capital Management

The compensation package for all members of Munder‘s portfolio management team has historically consisted of three elements: a fixed base salary; short-term incentives in the form of an annual bonus; and long-term incentives in the form of company equity interests. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. Munder also provides a competitive benefits package including health and welfare benefits and retirement benefits in the form of a 401(k) plan.

Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of Munder’s portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 150% of base salary. Target bonuses for equity analysts typically range from 20 o 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. IN determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success.

Certain portfolio managers are eligible to receive variable bonus compensation based on fees received by Munder for all accounts managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related investment style composite exceeds the performance of the related index on a compound annual basis over a stated period.

Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of Munder’s portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital Management. Restricted shares typically vest ratably over a three-year period.

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The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

Turner Investment Partners, Inc.

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

OTHER MANAGED ACCOUNTS

Certain of the Funds’ portfolio managers also manage other mutual funds for which the Sub-Advisor acts as Advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Portfolios for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account (“performance-based fees”), that information is specifically identified.

NAME OF PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS IN EACH CATEGORY
James B. Bell, III	6 Registered Investment Companies with $105.1 million in total assets under management.
Tony Y. Dong	8 Registered Investment Companies with $3.157 billion in total assets under management.
42 Other Pooled Investment Vehicles with $1.061 billion in total assets under management.
15 Other Accounts with $217 million in total assets under management.
Bradley J. Fretz*	64 Other Accounts with $351 million in total assets under management.
7 Other Accounts with $48.7 million in total assets under management.
Tara R. Hedlund	9 Registered Investment Companies with $2.8 billion in total assets under management.

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22 Other Pooled Investment Vehicles with $413 million in total assets under management.
18 Other Accounts with $957 million in total assets under management.
Jerome J. Heppelmann	13 Registered Investment Companies with $641.7 million in total assets under management.
Kelli K. Hill*	10 Other Accounts with $45 million in total assets under management.
Anthony S. Hooker*	51 Other Accounts with $76 million in total assets under management.
Peter A. Johnson*	126 Other Accounts with $363 million in total assets under management.
J. Stephen Lauck*	130 Other Accounts with $441 million in total assets under management.
Marc W. Lieberman*	None
Mike Malouf	5 Registered Investment Companies with $320 million in total assets under management.
6 Other Accounts with $50 million in total assets under management.
Brian S. Matuszak	8 Registered Investment Companies with $3.229 billion in total assets under management.
44 Other Pooled Investment Vehicles with $1.073 billion in total assets under management.
23 Other Accounts with $229 million in total assets under management.
Todd McCallister	3 Registered Investment Companies with $1.625 billion in total assets under management.
8270 Other Accounts with $3.666 billion in total assets under management.
Christopher K. McHugh	16 Registered Investment Companies with $4 billion in total assets under management.
33 Other Pooled Investment Vehicles with $691 million in total assets under management.
77 Other Accounts with $5.5 billion in total assets under management.
Andy Y. Mui	7 Registered Investment Companies with $3.145 billion in total assets under management.
42 Other Pooled Investment Vehicles with $1.061 billion in total assets under management.
19 Other Accounts with $215 million in total assets under management.
Robb J. Parlanti	11 Registered Investment Companies with $986 million in total assets under management.
29 Other Pooled Investment Vehicles with $983 million in total assets under management.
47 Other Accounts with $5.1 billion in total assets under management.

EXH-D-7

Anthony Rizza	1 Registered Investment Companies with $20 million in total assets under management.
1 Other Accounts with $42 million in total assets under management.
George L. Sanders II	7 Registered Investment Companies with $3.145 billion in total assets under management.
38 Other Pooled Investment Vehicles with $1.061 billion in total assets under management.
14 Other Accounts with $215 million in total assets under management.
Jason D. Schrotberger	13 Registered Investment Companies with $3.2 billion in total assets under management.
26 Other Pooled Investment Vehicles with $501 million in total assets under management.
55 Other Accounts with $2.9 billion in total assets under management.
Stacey Serafini Thomas	3 Registered Investment Companies with $1.625 billion in total assets under management.
8270 Other Accounts with $3.666 billion in total assets under management.
J. Stephen Thornborrow*	115 Other Accounts with $239 million in total assets under management.
Mark D. Turner	16 Registered Investment Companies with $2.4 billion in total assets under management.
33 Other Pooled Investment Vehicles with $1.1 billion in total assets under management.
70 Other Accounts with $7.5 billion in total assets under management.
Robert E. Turner	18 Registered Investment Companies with $2.5 billion in total assets under management.
36 Other Pooled Investment Vehicles with $1.2 billion in total assets under management.
75 Other Accounts with $8.8 billion in total assets under management.
Tucker Walsh	5 Registered Investment Companies with $320 million in total assets under management.
6 Other Accounts with $50 million in total assets under management.

*      Indicates new Portfolio Manager as of February 10, 2007. The number of other registered investment companies, other pooled investment vehicles and other accounts and the total assets in each category is as of December 31, 2006.

CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Portfolio or other account. In managing the Portfolios, the portfolio managers may be presented with the following conflicts of interest:

EXH-D-8

•              The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. Certain Sub-Advisors seek to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

•

The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account. This is because performance-based fees give the Advisor the opportunity to substantially increase fees it earns as a result of account performance or profits, a portion of which profits are paid to the portfolio manager. Sub-Advisors may attempt to manage these types of conflicts through their trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

•

Portfolio managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers’ decisions with respect to purchasing or selling the same securities for the Portfolios. To mitigate this potential conflict of interest the Code of Ethics of certain Sub-Advisors require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Sub-Advisor. The Code of Ethics of these Sub-Advisors may also require portfolio managers to regularly report to the Sub-Advisor the securities that the portfolio manager beneficially owns so that the Sub-Advisor’s compliance staff can monitor the Portfolios’ trade activities in those securities. If a portfolio manager identifies an investment opportunity that may be suitable for more than one Portfolio or other account, the Portfolio may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. Certain Sub-Advisors have instituted a trade allocation policy that attempts to treat all clients of the Sub-Advisor equitably in such an event.

•

The Sub-Advisors have discretion to select brokers for the execution of trades for the Portfolios, subject to their duty to seek best execution. However, certain of the Sub-Advisor’s clients may direct the Sub-Advisor to use certain brokers to execute transactions for that client’s account. A conflict could result from the Sub-Advisor having to place separate, non-simultaneous transactions for a Portfolio and another account that could negatively affect the market price of the Portfolio security or the execution of the transaction.

Copper Rock

Copper Rock’s investment personnel may be part of a portfolio management team serving numerous other accounts for multiple clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e. accounts managed on behalf of individuals or public or private institutions).  Portfolio managers, research analysts, and trading desk personnel (collectively, “the portfolio management team”) provide services for multiple clients simultaneously.  A summary of certain portfolio conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper

EXH-D-9

Rock).  Portfolio management team personnel may also make personal investments in accounts they manage or support.

Portfolios within the same product type are managed the same, all portfolios have the same percentage ownership, other than client specific restrictions and rounding.

The Copper Rock portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all client portfolios.  Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

Eagle

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm Code of Ethics.

Eagle compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Eagle has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Eagle clients and accounts.

Liberty Ridge

Liberty Ridge Capital, Inc. (“LRC”) has adopted a Conflicts of Interest Policy and has established an Internal Compliance Controls Committee (the “Committee”) to review compliance issues (including conflicts of interest), develop solutions to those issues, and oversees implementation of solutions. The Committee strives to ensure that LRC’s policies, procedures, and controls are in the best interests of each

EXH-D-10

client, and that client assets are managed for the benefit of each client. Despite the foregoing, the following potential conflicts of interest exist.

When a portfolio manager manages more than one account, a potential for conflict exists for the portfolio manager to intentionally or unintentionally treat one account more favorably than another. This potential conflict can be most apparent when one portfolio has a higher fee than another portfolio. LRC seeks to manage this potential conflict through internal review processes and oversight to ensure that no one client, regardless of type, is intentionally or unintentionally favored at the expense of another.

LRC has entered in to so-called soft-dollar arrangements whereby LRC compensates brokerage firms for their services through commission revenue, as opposed to through normal payments. LRC has an incentive to allocate a greater percentage of equity trades to certain brokers who provide LRC with soft dollar services, as doing such will decrease LRC’s direct expenditures. While LRC has an incentive to continue to use a broker-dealer who provides research, LRC evaluates a broker-dealer’s ability to achieve best execution on a regular basis and the reasonableness of each brokerage arrangement is evaluated on an ongoing basis.

LRC advisory accounts are not eligible to invest in the initial public offering of an issuer where LRC’s limited partnership accounts had invested in the issuer prior to the issuer’s IPO. If an advisory account invests in such an issuer after the initial public offering, the price of securities held in the limited partnership may be positively impacted as a result of the independent trading of LRC’s other advisory accounts.

Munder

Potential Conflicts of Interest

As indicated in the table above, Munder’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•

Potential Conflicts Relating to the Interests of Portfolio Management Teams and Munder: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

EXH-D-11

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Advisor Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund’s trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•              Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Munder or Pierce Street will achieve their intended result.

Turner

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices,

EXH-D-12

related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

__________________________________________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-XXX 04/2007

EXH-D-13

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)		Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 23, filed April 4, 2006.
(b)		Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 23, filed April 4, 2006.
(c)		Instruments Defining Rights of Security Holders.
	(1)	Articles II, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 23, filed April 4, 2006.
	(2)	Article IV of the Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 23, filed April 4, 2006.
(d)		Investment Advisory Agreement.
	(1)	Management Agreement, dated April 19, 2006, by and between the Registrant and Old Mutual Capital, Inc. Attached as exhibit.
(2)

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Portfolio of the Registrant, Old Mutual Capital, Inc., and Columbus Circle Investors. Attached as exhibit.

(3)

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Small Cap Growth Portfolio of the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners LLC. Attached as exhibit.

(4)

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Small Cap Portfolio of the Registrant, Old Mutual Capital, Inc., and Eagle Asset Management, Inc. Attached as exhibit.

(5)

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Mid-Cap Portfolio, Old Mutual Select Value Portfolio, and Old Mutual Small Cap Portfolio of the Registrant, Old Mutual Capital, Inc., and Liberty Ridge Capital, Inc. Attached as exhibit.

(6)

Form of Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Growth II Portfolio of the Registrant, Old Mutual Capital, Inc., and Munder Capital Management. Attached as exhibit.

(7)

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, and Old Mutual Large Cap Growth Concentrated Portfolio of the Registrant, Old Mutual Capital, Inc., and Turner Investment Partners, Inc. Attached as exhibit.

(8)

Interim Sub-Advisory Agreement, dated February 10, 2007, by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio of the Registrant, Old Mutual Capital, Inc., and Ashfield Capital Partners, LLC. Attached as exhibit.

(9)

Form of Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio of the Registrant, Old Mutual Capital, Inc., and Ashfield Capital Partners, LLC. Attached as exhibit.

(e)

Distribution Agreement. Distribution Agreement, dated July 8, 2004, by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 21, filed April 8, 2005.

(1)

Form of Amendment to the Distribution Agreement, dated March 1, 2006, by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 23, filed April 4, 2006.

(f)			Not Applicable
(g)

Custodian Agreement. Executed Custodian Agreement, dated February 26, 2002, by and between the Registrant and Wachovia Bank, National Association (predecessor to U.S. Bank, N.A.). Incorporated herein by reference to PEA No. 15, filed April 29, 2002.

	(1)		Amendment to the Custody Agreement, dated October 5, 2006, by and between the Registrant and U.S. Bank, National Association, as successor custodian to Wachovia Bank. Attached as exhibit.
(h)			Other Material Contracts.
	(1)		Transfer Agency Agreement by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 3, filed February 13, 1998.
		(i)	Schedule A to Transfer Agency Agreement by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 7, filed February 28, 2000.
		(ii)	Addendum to Agency Agreement by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 8, filed December 20, 2000.

		(iii)	Amended Exhibit A, dated March 1, 2001, to add the PBHG Small Cap Growth Portfolio to the Agency Agreement. Incorporated herein by reference to PEA No. 15, filed April 29, 2002.
		(iv)	Form of Amendment to the Agency Agreement, dated March 1, 2006, by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 23, filed April 4, 2006.
		(v)	Form of Amendment, dated September 1, 2006, to Agency Agreement, dated January 1, 1998, between the Registrant and DST Systems, Inc. Attached as exhibit.
	(2)		Administrative Services Agreement, dated January 25, 2001, by and between the Registrant and PBHG Fund Services. Incorporated herein by reference to PEA No. 15, filed April 29, 2002.
		(i)	Amended Schedule A, dated March 1, 2001, to add the PBHG Small Cap Growth Portfolio to the Administrative Services Agreement. Incorporated herein by reference to PEA No. 15, filed April 29, 2002.
		(ii)	Form of Amended Schedule A to add the PBHG Stable Value Portfolio to the Administrative Services Agreement. Incorporated herein by reference to PEA No. 13, filed January 25, 2002.
	(3)		Sub-Administrative Services Agreement, dated January 1, 2001, by and between PBHG Fund Services and SEI Mutual Funds Services. Incorporated herein by reference to PEA No. 10, filed March 2, 2001.
		(i)	Form of Amended Schedule A to add the Stable Value Portfolio to the Sub-Administrative Services Agreement. Incorporated herein by reference to PEA No. 15, filed April 20, 2002.
	(4)		Expense Limitation Agreement, dated January 1, 2006, between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 22 filed February 3, 2006.
	(5)		Form of Escrow Agreement among the Registrant, Old Mutual Capital, Inc. and U.S. Bank, National Association. Attached as exhibit.
(i)			Consent of Counsel. Attached as Exhibit.
(j)			Consent of Auditors. Attached as Exhibit.
(k)			Not Applicable
(l)			Stock Subscription Agreement dated March 6, 1997 incorporated herein by reference to PEA No. 5, filed February 11, 1999.
(m)			Not Applicable
(n)			Not Applicable

(o)		Not Applicable
(p)		Code of Ethics.
	(1)	Amended Code of Ethics of Registrant, dated January 2005. Incorporated herein by reference to PEA No. 20, filed February 22, 2005.
(2)

Code of Ethics and Insider Trading Policy, dated January 2, 2007, for Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, and Old Mutual Shareholder Services, Inc. Attached as exhibit.

	(3)	Code of Ethics of Columbus Circle Investors, dated January 3, 2005. Incorporated herein by reference to PEA No. 22, filed February 3, 2006.
	(4)	Code of Ethics of Copper Rock Capital Partners LLC, dated August 10, 2005. Incorporated herein by reference to PEA No. 22, filed February 3, 2006.
	(5)	Code of Ethics of Eagle Asset Management, Inc., dated March 1, 2005. Incorporated herein by reference to PEA No. 22, filed February 3, 2006.
	(6)	Code of Ethics of Liberty Ridge Capital, Inc., dated April 2005. Incorporated herein by reference to PEA No. 22, filed February 3, 2006.
	(7)	Codes of Ethics of Munder Capital Management, dated November 8, 2005. Incorporated herein by reference to PEA No. 22, filed February 3, 2006.
	(8)	Code of Ethics of Turner Investment Partners, Inc., dated February 1, 2005. Incorporated herein by reference to PEA No. 22, filed February 3, 2006.
	(9)	Code of Ethics of Ashfield Capital Partners, LLC. Attached as exhibit.
(q)		Other: Form of Trustees' Power of Attorney. Incorporated herein by reference to PEA No. 24, filed February 10, 2007.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.	INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law. The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

(a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

The list required by this Item 26 of officers and directors of the investment adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A of the respective Forms ADV filed by the investment adviser and sub-adviser under the file numbers indicated in the table below:

Adviser/Sub-Adviser	Advisers Act Registration Number
Old Mutual Capital, Inc.	801-63140
Ashfield Capital Partners, LLC	801-67426
Columbus Circle Investors	801-47516
Copper Rock Capital Partners LLC	801-63900
Eagle Asset Management, Inc.	801-21343
Liberty Ridge Capital, Inc.	801-48872
Munder Capital Management	801-48394
Turner Investment Partners, Inc.	801-36220

ITEM 27.	PRINCIPAL UNDERWRITERS

(a)	Registrant's distributor, Old Mutual Investment Partners, acts as distributor for the Registrant, Old Mutual Advisor Funds and Old Mutual Advisor Funds II.

(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster St., 6th Floor, Denver, Colorado 80237:

Name	Positions and Office with Old Mutual Investment Partners	Position and Offices with Registrant
George Endres	President	None
Mark E. Black	Principal Financial Officer and Chief Administrative Officer	Treasurer, Chief Financial Officer and Controller
James F. Lummanick	Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Andra C. Ozols	Executive Vice President, General Counsel and Secretary	Vice President and Secretary

(c)	None.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-l(b)(l); (2)(a) and (b); (3); (6); (8); (12); and 31a-l(d), the required books and records are maintained at the offices of Registrant's Custodian:

U.S. Bank, N.A.

(successor to Wachovia Bank, N.A.)

123 South Broad Street

Philadelphia, PA 19109

(b)

With respect to Rules 31a-1(a); 31a-l(b) (1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-l(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

SEI Investments Mutual Funds Services

One Freedom Valley Road

Oaks, PA 19456

(c)	With respect to Rules 31a-l(b)(5), (6), (9) and (10) and 31a-l(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Adviser:

Old Mutual Capital, Inc.

4643. S. Ulster Street, 6th Floor

Denver, CO 80237

Ashfield Capital Partners, LLC

750 Battery Drive, Suite 600

San Francisco, CA 94111

Columbus Circle Investors

Metro Center

One Station Place

Stamford, CT 06902

Copper Rock Capital Partners LLC

200 Clarendon Street, 53rd Floor

Boston, MA 02116

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Liberty Ridge Capital, Inc.

1400 Liberty Ridge Drive

Wayne, PA 19087

Munder Capital Management

480 Pierce Street

Birmingham, MI 48009

Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

ITEM 29.	MANAGEMENT SERVICES

None

ITEM 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado, on the 10th day of April, 2007.

OLD MUTUAL INSURANCE SERIES
FUND
(Registrant)

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President and
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 10th day of April, 2007.

*
Leigh A. Wilson		Trustee

*
John R. Bartholdson		Trustee

*
Jettie M. Edwards		Trustee

*
Albert A. Miller		Trustee

*
Thomas M. Turpin		Trustee

/s/ Julian F. Sluyters
Julian F. Sluyters		President and Principal Executive Officer

/s/ Robert T. Kelly
Robert T. Kelly		Treasurer and Principal Financial Officer

*By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
23.d.1.	Management Agreement, dated April 19, 2006, by and between the Registrant and Old Mutual Capital, Inc.
23.d.2

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Portfolio of the Registrant, Old Mutual Capital, Inc., and Columbus Circle Investors.

23.d.3.

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Small Cap Growth Portfolio of the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners LLC.

23.d.4.

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Small Cap Portfolio of the Registrant, Old Mutual Capital, Inc., and Eagle Asset Management, Inc.

23.d.5.

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Mid-Cap Portfolio, Old Mutual Select Value Portfolio, and Old Mutual Small Cap Portfolio of the Registrant, Old Mutual Capital, Inc., and Liberty Ridge Capital, Inc.

23.d.6.

Form of Investment Sub-Advisory Agreement, dated December 29, 2006, by and among the Registrant, on behalf of the Old Mutual Growth II Portfolio of the Registrant, Old Mutual Capital, Inc., and Munder Capital Management.

23.d.7.

Investment Sub-Advisory Agreement, dated April 19, 2006, by and among the Registrant, on behalf of the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio of the Registrant, Old Mutual Capital, Inc., and Turner Investment Partners, Inc.

23.d.8.

Interim Sub-Advisory Agreement, dated February 10, 2007, by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio of the Registrant, Old Mutual Capital, Inc., and Ashfield Capital Partners, LLC.

23.d.9.

Form of Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio of the Registrant, Old Mutual Capital, Inc., and Ashfield Capital Partners, LLC.

23.g.1.	Amendment to the Custody Agreement, dated October 5, 2006, by and between the Registrant and U.S. Bank, National Association.
23.h.1.v.	Form of Amendment, dated September 1, 2006, to Agency Agreement, dated January 1, 2998, between the Registrant and DST Systems, Inc.
23.h.5.	Form of Escrow Agreement, dated February 12, 2007, among the Registrant, Old Mutual Capital, Inc. and U.S. Bank, National Association.

23.i.	Consent of Counsel
23.j.	Consent of Auditors
23.p.2.	Code of Ethics and Insider Trading Policy, dated January 2, 2007, for Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, and Old Mutual Shareholder Services, Inc.
23.p.9.	Code of Ethics of Ashfield Capital Partners, LLC.